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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

485F US Highway 1 South, Iselin, NJ 08830 (t) 732-621-2500

April 22, 2009

Dear Stockholders of Maidenform Brands, Inc.:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Maidenform Brands, Inc., to be held at 9:00 a.m., Eastern Daylight time, on May 21, 2009 at the principal executive offices of the Company at 485F US Highway 1 South, Iselin, NJ 08830.

Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether you plan to attend the meeting in person. Accordingly, please submit your proxy through the Internet or complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying envelope. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

Thank you for your continued support and we look forward to seeing you at the Annual Meeting.

Sincerely,
Maurice S. Reznik Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2009

•
The proxy materials, which include the notice of meeting, proxy statement, annual report and proxy card, are available to you to review at www.maidenformbrands.com.

•
The Annual Meeting of Stockholders will be held at the principal executive offices of the Company at 485F US Highway 1 South, Iselin, NJ 08830 on Thursday, May 21, 2009 at 9:00 a.m., Eastern Daylight time.

•
The following matters will be considered at the Annual Meeting:

•
the election of the seven nominees named in the attached proxy statement to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Stockholders in 2010 or upon a successor being elected and qualified;

•
the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 2, 2010;

•
the approval of the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan which, if approved, will be renamed the Maidenform Brands, Inc. 2009 Omnibus Incentive Plan; and

•
the transaction of any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

•
Your Board of Directors recommends that you vote "FOR" the election of the nominated directors, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP, and "FOR" the approval of the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan.

•
Stockholders may attend the meeting and vote in person. To obtain directions to attend the Annual Meeting and vote in person please call Investor Relations at (732) 621-2500.

MAIDENFORM BRANDS, INC.
485F US Highway 1 South
Iselin, NJ 08830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. ON MAY 21, 2009

TO THE STOCKHOLDERS OF MAIDENFORM BRANDS, INC.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Maidenform Brands, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company at 485F US Highway 1 South, Iselin, NJ 08830 on Thursday, May 21, 2009 at 9:00 a.m., Eastern Daylight time, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)
To elect the seven nominees named in the attached proxy statement to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Stockholders in 2010 or upon a successor being elected and qualified;

(2)
To ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 2, 2010;

(3)
To approve the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan which, if approved, will be renamed the Maidenform Brands, Inc. 2009 Omnibus Incentive Plan; and

(4)
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 3, 2009 will be entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please submit your proxy through the Internet or complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Votes submitted via the Internet must be received by 7:00 p.m. Eastern Daylight time, on May 20, 2009 in order for them to be counted at the Annual Meeting. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
Christopher W. Vieth
Iselin, NJ	Executive Vice President, Chief Operating
April 22, 2009	Officer and Chief Financial Officer

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR ELECTRONIC VOTING OVER THE INTERNET.

MAIDENFORM BRANDS, INC.
485F US Highway 1 South
Iselin, NJ 08830

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to the stockholders of record of Maidenform Brands, Inc., a Delaware corporation ("Maidenform," the "Company," "we," "our" or "us"), at the close of business on April 3, 2009, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 21, 2009, and at any adjournment or postponement thereof. The Annual Meeting will be held at 9:00 a.m., Eastern Daylight time, at the principal executive offices of the Company at 485F US Highway 1 South, Iselin, NJ 08830. This Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting of Stockholders are first being mailed on or about April 22, 2009 to all stockholders entitled to vote at the Annual Meeting. Whenever we refer in this Proxy Statement to the "Annual Meeting," we are also referring to any meeting that results from any adjournment or postponement of the May 21, 2009 meeting.

VOTING

The specific matters to be considered and acted upon at the Annual Meeting are:

(i)
the election of the seven nominees named below to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Stockholders in 2010 or upon a successor being elected and qualified;

(ii)
the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 2, 2010;

(iii)
the approval of the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan which, if approved, will be renamed the Maidenform Brands, Inc. 2009 Omnibus Incentive Plan; and

(iv)
the transaction of such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are described in more detail in this Proxy Statement.

On April 3, 2009, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 23,026,802 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.01 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder at the close of business on April 3, 2009. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

2009 Proxy Statement    I    1

If a quorum is present, the seven nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as directors. Neither abstentions nor broker non-votes will have any effect on the outcome of voting with respect to the election of directors.

Proposals other than for the election of directors shall be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon, except that approval of the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan will also require that the total vote cast on the proposal (both for and against) represents over 50% in interest of all outstanding shares of Common Stock. Abstentions will be counted towards the tabulations of votes cast on these proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter's rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such rights.

PROXIES

If the enclosed Proxy Card is properly signed and returned, or a properly authenticated electronic vote is recorded through the Internet, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card, or a properly authenticated electronic vote recorded through the Internet, does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by our Board of Directors, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. If your shares are registered directly in your name with our transfer agent, you may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices at 485F US Highway 1 South, Iselin, NJ 08830, a notice of revocation or another signed Proxy Card with a later date or by a later-dated properly authenticated electronic vote through the Internet. You may also revoke your proxy by attending the Annual Meeting and voting in person. If, like most stockholders of the Company, you hold your shares in street name through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of shares and you must contact the broker, trustee or nominee that holds your shares to obtain a "legal proxy" to vote in person at the Annual Meeting.

SOLICITATION

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the enclosed Proxy Card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail. The Internet procedures for voting and for revoking or changing a vote are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been properly recorded. Stockholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

2    I    Maidenform Brands, Inc.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company's Proxy Statement and Proxy Card relating to the 2010 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices at 485F US Highway 1 South, Iselin, NJ 08830, on or before December 23, 2009. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission (the "SEC"), including Rule 14a-8, in order for such proposal to be eligible for inclusion in the Company's proxy materials for the 2010 annual meeting of stockholders.

In addition, under the Company's bylaws, any proposal for consideration at the 2010 annual meeting of stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices at 485F US Highway 1 South, Iselin, NJ 08830 between the close of business on January 21, 2010 and the close of business on February 20, 2010, and is otherwise in compliance with the requirements set forth in the Company's bylaws. If the date of the 2010 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date of the previous year's meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date on which notice of the date of the meeting is given to stockholders or made public, whichever occurs first. The proxy solicited by the Board of Directors for the 2010 annual meeting of stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

2009 Proxy Statement    I    3

Matters to be Considered at Annual Meeting

Proposal One—Election of Directors

GENERAL

The Company's Amended and Restated Certificate of Incorporation provides for the annual election of directors. A director's term will be subject to the election and qualification of such director's successor, or the earlier death, resignation or removal of such director.

Our Board of Directors consists of seven persons, as follows:

Karen Rose (60) has been Chair of our Board of Directors since January 2009 and a director of Maidenform since January 2005. Ms. Rose is currently a business consultant. Ms. Rose was Group Vice President and Chief Financial Officer of The Clorox Company from December 1997 until her retirement in October 2003. Prior to that, Ms. Rose held various management positions including Director of Finance, Household Products Company and Vice President and Treasurer since joining Clorox in 1978. Ms. Rose currently serves on the Board of Directors of Bare Escentuals, Inc. Ms. Rose received a B.A. in History from the University of Wisconsin and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Maurice S. Reznik (55) has been Chief Executive Officer and a director since July 2008. Mr. Reznik has been our President since May 2004 and was responsible for marketing, merchandising, design and sales for both branded and private label products. From April 1998 to May 2004, Mr. Reznik was President of the Maidenform division of our predecessor company. In the 19 years prior to joining us, Mr. Reznik held various sales and management positions in the intimate apparel industry, most recently as President of Warner's Intimate Apparel Group, a division of Warnaco, Inc. from June 1994 to September 1997. Prior to that, Mr. Reznik also held a series of positions with VF Corporation and Sara Lee Corporation. Mr. Reznik received a B.A. in Economics from Queens College in New York City. Mr. Reznik is the founder of the For Love of Life Colon Cancer charity, and serves on the boards of the American Apparel and Footwear Association and the Fashion Institute of Technology.

Norman Axelrod (56) has been a director of Maidenform since September 2004. Mr. Axelrod, through his consulting entity, NAX 18, LLC, provides consulting services to certain entities related to Ares Management LLC. Mr. Axelrod is the Non-Executive Chairman of the Board of Directors of GNC Corporation and also serves on the Board of Directors of Jaclyn, Inc., a handbags and apparel company. Mr. Axelrod was Chief Executive Officer and Chairman of the Board of Directors of Linens 'n Things, Inc. until its acquisition in February 2006. Mr. Axelrod joined Linens 'n Things as Chief Executive Officer in 1988 and was elected to the additional position of Chairman of the Board of Directors in 1997. From 1976 to 1988, Mr. Axelrod held various management positions at Bloomingdale's, ending with Senior Vice President, General Merchandise Manager. Mr. Axelrod was also a member of the Board of Directors of Reebok International Ltd. from 2001 until its sale to adidas-Salomon AG in 2006. Mr. Axelrod received a B.S. in Management and Marketing from Lehigh University and an M.B.A. from New York University.

Harold F. Compton (61) has been a director of Maidenform since April 2006. Mr. Compton most recently served as President and Chief Executive Officer, CompUSA Inc. He joined CompUSA in 1994 as Executive Vice President–Operations, becoming COO in January 1995 and President/CompUSA Stores in July 1996. In March 2000, he became President and Chief Executive Officer, CompUSA Inc. Prior to joining CompUSA, he served as President and COO of Central Electric Inc. (1993 – 1994). Previously, he served as Executive Vice President–Operations and Human Resources, and Director of Stores for HomeBase (1989 – 1993), Senior Vice President–Operations, and Director of Stores for Roses Discount Department Stores (1986 – 1989), and held various management positions including Store Manager, District Manager, Regional Vice President and Zone Vice President for Zayre

4    I    Maidenform Brands, Inc.

Corporation for 21 years (1965 – 1986). Mr. Compton served on the Board of Directors of Linens 'n Things, Inc. until its acquisition in February 2006. Mr. Compton was named to the Board of Directors of IceWeb, Inc. in June 2005. Mr. Compton was also Co-Chairman and a 25.5% owner of the Country Sampler Stores, LLC, which filed for bankruptcy under Chapter 7 of the Federal Bankruptcy Code in 2006.

Barbara Eisenberg (63) has been a director of Maidenform since February 2005. Ms. Eisenberg is currently Executive Vice President, General Counsel and Corporate Secretary of Ann Taylor Stores Corp. and a Member of the Ann Taylor Corporate Executive Committee. Before joining Ann Taylor, Ms. Eisenberg was Senior Vice President, General Counsel and Corporate Secretary of J. Crew Group, Inc. from 1999 to 2001 and was Vice President, General Counsel and Corporate Secretary from 1998 until then. Prior to that, Ms. Eisenberg was Vice President, Associate General Counsel and Corporate Secretary at Burlington Industries, Inc. Ms. Eisenberg currently serves as a Member of the Board of Visitors of Columbia University School of Law and Chair of the General Counsels Forum of the National Retail Federation. Ms. Eisenberg received a B.A. with distinction in International Relations from Barnard College and a J.D. from Columbia University School of Law.

David B. Kaplan (41) has been a director of Maidenform since May 2004 and served as Chairman of our Board of Directors from April 2005 to July 2008. Mr. Kaplan has been a Senior Partner in the Private Equity Group of Ares Management LLC, an independent alternative asset investment management firm. From 2000 through 2003, Mr. Kaplan was a Senior Principal of Shelter Capital Partners, LLC. From 1991 through 2000, Mr. Kaplan was affiliated with, and a Senior Partner of, Apollo Management, L.P. Prior to Apollo, Mr. Kaplan was a member of the Investment Banking Department at Donaldson, Lufkin & Jenrette Securities Corp. Mr. Kaplan currently serves on the boards of directors of Stream Global Services, Inc., Anchor Blue Retail Group, Inc., GNC Corporation, Orchard Supply Hardware Stores Corporation and TPEP Holdings, Inc. (Tinnerman Palnut Engineered Products). Mr. Kaplan also serves on the Board of Governors of Cedars-Sinai Hospital and is a Trustee, Treasurer and Chairman of the Investment Committee of the Center for Early Education. Mr. Kaplan graduated with High Distinction, Beta Gamma Sigma, from the University of Michigan School of Business Administration with a B.B.A. concentrating in Finance.

Adam L. Stein (33) has been a director of Maidenform since May 2004. Mr. Stein is a Principal in the Private Equity Group of Ares Management LLC, an independent alternative asset investment management firm. In September 2000, Mr. Stein joined Ares Management LLC from Merrill Lynch & Co. At Merrill Lynch, Mr. Stein was an investment banker in the Global Leveraged Finance Group. Mr. Stein is a member of the boards of directors of Anchor Blue Retail Group, Inc. and Marietta Corporation. Mr. Stein received a B.B.A. in Business Administration with a concentration in Finance, graduating with distinction, from Emory University's Goizueta Business School.

Each of the directors listed above has been recommended by the Nominating and Governance Committee, and nominated by the Board of Directors. Each of the directors has consented to being named as a nominee in this Proxy Statement and agreed to serve, if elected. Management has no reason to believe that any director will be unavailable to serve. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of each of the director nominees listed above. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named.

REQUIRED VOTE

The directors shall be elected by the affirmative vote of a plurality of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote in the election of directors. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

2009 Proxy Statement    I    5

Corporate Governance

ROLE OF THE BOARD OF DIRECTORS

Our business is managed under the direction of the Board of Directors. The Board of Directors has adopted Corporate Governance Guidelines outlining its duties. These guidelines can be viewed at the "Investor Relations–Governance" section of our website at www.maidenformbrands.com.

The Board of Directors meets regularly to review significant developments affecting the company and to act on matters requiring Board of Directors approval. The Board of Directors held six meetings during the fiscal year ended January 3, 2009 (the "2008 Fiscal Year"). Members of the Board of Directors are expected to make attendance at board and committee meetings a priority and to participate actively in the meetings. Combined attendance at board and committee meetings in the 2008 Fiscal Year was more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

EXECUTIVE SESSIONS

The Board of Directors held an executive session of all directors who are not employees of the Company following each regularly scheduled in-person meeting of the Board of Directors during the 2008 Fiscal Year. The position of presiding director at executive sessions of the directors is the Chair of the Board of Directors who is "independent" under the current listing standards of the New York Stock Exchange (the "NYSE").

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

Board members are invited to attend the Company's annual meetings but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual meetings. All directors other than Messrs. Kaplan and Stein attended the 2008 Annual Meeting of Stockholders.

DIRECTOR INDEPENDENCE

Our Board of Directors has determined that six of our seven directors, Mses. Eisenberg and Rose and Messrs. Axelrod, Compton, Kaplan and Stein, currently meet the independence requirements of the NYSE Listed Company Manual and applicable tax and securities rules and regulations. Based upon information requested from each director concerning his or her background, employment and affiliations, the Board of Directors has affirmatively determined that each such director does not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

The NYSE Listed Company Manual has both objective tests and a subjective test for determining who is an "independent director." The objective tests state that a director is not considered independent if, for example, he is an employee of the Company or is an employee of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed the greater of $1,000,000 and 2% of the recipient's consolidated gross revenue for that year. The subjective test states that an independent director must be a person who has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

None of the non-employee directors were disqualified from "independent" status under the objective tests. In assessing independence under the subjective test, the Board of Directors took into account the standards in the objective tests, and reviewed and discussed additional information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company's management. Based on all of the foregoing, as required by the NYSE Listed Company Manual, the Board of Directors made a substantive determination as to each of the six independent directors that no relationship exists which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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The Board of Directors has not established any categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.

In addition to Board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by the SEC providing that to qualify as "independent" for purposes of membership on the Audit Committee, members of audit committees may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation. Also, each of the directors who serves on the Compensation Committee has been determined to be a "non-employee director" for purposes of the applicable securities rules and regulations and an "outside director" for purposes of the applicable tax rules.

In making its independence determinations, the Board of Directors considered transactions occurring since the beginning of 2006 between the Company and entities associated with the independent directors or members of their immediate family. In each case, the Board determined that, because of the nature of director's relationship with the entity and/or the amount involved, the relationship did not impair the director's independence. The Board of Directors' independence determinations included reviewing the relationships of Messrs. Kaplan, Stein and Axelrod, who are, respectively, a Senior Partner and Principal in, and consultant to, the Private Equity Group of Ares Management LLC. The Company did not pay any fees to Ares Management LLC or any of its affiliates in 2006, 2007 or 2008.

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. In the 2008 Fiscal Year, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served.

The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent registered public accounting firm; the scope of the annual audits as well as the results of the annual audits; approving audit and non-audit services provided to us by the independent registered public accounting firm as well as the fees for such services; the organization and scope of our internal system of audit, financial and disclosure controls; our financial reporting activities, including our annual report, and the accounting standards and principles followed; the performance of our independent registered public accounting firm; and our accounting practices. In addition, the Audit Committee performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The members of the Audit Committee are currently Ms. Rose (Chair), Mr. Compton and Ms. Eisenberg. The Board of Directors has determined that each member of the Audit Committee is "independent" in accordance with the applicable rules of the NYSE and the SEC. The Audit Committee held six meetings during the 2008 Fiscal Year.

The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, statement of income and statement of cash flows, as required by the NYSE rules. In addition, the Board of Directors has determined that Ms. Rose is an "audit committee financial expert" as defined in the applicable rules of the SEC.

The Compensation Committee of the Board of Directors recommends, reviews and oversees the salaries, bonuses, benefits and long-term incentive plans for our employees, consultants, directors and other individuals whom we compensate. The Compensation Committee also administers our compensation plans. The members of the Compensation Committee are currently Messrs. Axelrod (Chair) and Compton and Ms. Rose. The Board of Directors has determined that each member of the Compensation Committee is "independent" in accordance with the applicable rules of the NYSE and the SEC and is a "non-employee director" for purposes of Section 16 of the Exchange Act. The Compensation Committee held four meetings during the 2008 Fiscal Year.

The Nominating and Governance Committee of the Board of Directors recommends candidates for director positions to be nominated by our Board of Directors for election as directors and for any vacancies in such positions. The Nominating and Governance

2009 Proxy Statement    I    7

Committee oversees the evaluation of our Board of Directors and management, as well as develops and recommends to our Board of Directors a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics for our Company. The members of the Nominating and Governance Committee are currently Mses. Eisenberg (Chair) and Rose and Mr. Axelrod. The Board of Directors has determined that each member of the Nominating and Governance Committee is "independent" in accordance with the applicable rules of the NYSE and the SEC. The Nominating and Governance Committee held three meetings during the 2008 Fiscal Year.

The Nominating and Governance Committee will consider nominees recommended by our stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders meeting must give written notice to Maidenform's Corporate Secretary, pursuant to the procedures set forth under "Communicating with the Board of Directors" and subject to the deadline set forth under "Deadline for Stockholder Proposals." The stockholder's notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and Maidenform's bylaws. Our bylaws can be accessed in the "Investor Relations–Governance" section of our website at www.maidenformbrands.com.

Our Board of Directors may from time to time establish other committees as it deems necessary or appropriate.

DIRECTOR COMPENSATION

The Board of Directors recommends, reviews and oversees the compensation, including equity awards, for our non-employee directors. Each non-employee director, other than Messrs. Kaplan and Stein, receives annual cash compensation for services as a director equal to $30,000. The Chair of the Board of Directors receives additional annual cash compensation of $15,000 effective January 2009. The Chairman of the Audit Committee receives additional annual cash compensation of $15,000 and the Chairman of the Compensation Committee receives additional annual cash compensation of $10,000. In August 2008, we granted 1,729 shares of restricted stock and 5,342 stock-settled stock appreciation rights ("SARs") with a reference price of $14.46 per share to each non-employee director, other than Messrs. Kaplan and Stein. These awards have a grant date fair value of $50,000 and vest in three equal annual installments commencing on the first anniversary of the date of grant. The reference price of the SARs is equal to the closing price of our Common Stock on the trading day immediately preceding the date of grant. These awards were made under the Company's 2005 Stock Incentive Plan. In the future, we expect to continue to compensate our non-employee directors with a combination of cash and grants of restricted stock, SARs or stock options.

As a general matter, directors who are also employees of Maidenform or one of our stockholder affiliates receive no additional compensation for their service as directors. As a result, Messrs. Reznik, Ward, Kaplan and Stein received no compensation for their service as members of the Board of Directors. All directors are reimbursed for reasonable expenses, including travel and other out-of-pocket costs incurred in connection with their attendance at meetings.

The following table provides compensation information for the 2008 Fiscal Year for each non-employee member of our Board of Directors:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)(3)	Total ($)
Norman Axelrod(4)	$40,000	$11,532	$11,642	$63,174
Harold F. Compton(5)	30,000	11,532	63,940	105,472
Barbara Eisenberg(6)	30,000	11,532	32,224	73,756
Karen Rose(7)	45,000	11,532	29,607	86,139
David B. Kaplan	—	—	—	—
Adam L. Stein	—	—	—	—

(1)
Amounts represent the expense recognized in our consolidated statements of income for service-based restricted stock granted in 2007 and 2008, calculated in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 123R which

8    I    Maidenform Brands, Inc.

  was allocated to service provided by the non-employee directors in 2008 (determined without regard to estimated forfeitures). See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 11, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 for the assumptions made for valuing stock-based compensation under SFAS No. 123R.

(2)
The options, restricted stock and SARs vest in three equal annual installments commencing on the first anniversary of the grant date.

(3)
Amounts represent the expense recognized in our consolidated statements of income for service-based options granted in 2005 and 2006 and SARs granted in 2007 and 2008 (determined without regard to estimated forfeitures), calculated in accordance with SFAS No. 123R which was allocated to service provided by the non-employee directors in 2008. See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 11, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 for the assumptions made for valuing stock-based compensation under SFAS No. 123R.

(4)
As of January 3, 2009, Mr. Axelrod had outstanding (i) options to purchase an aggregate of 12,192 shares of Common Stock, (ii) 2,601 shares of restricted stock and (iii) SARs for 9,329 shares of Common Stock.

(5)
As of January 3, 2009, Mr. Compton had outstanding (i) options to purchase an aggregate of 36,574 shares of Common Stock, (ii) 2,601 shares of restricted stock and (iii) SARs for 9,329 shares of Common Stock.

(6)
As of January 3, 2009, Ms. Eisenberg had outstanding (i) options to purchase an aggregate of 33,574 shares of Common Stock, (ii) 2,601 shares of restricted stock and (iii) SARs for 9,329 shares of Common Stock.

(7)
As of January 3, 2009, Ms. Rose had outstanding (i) options to purchase an aggregate of 36,574 shares of Common Stock, (ii) 2,601 shares of restricted stock and (iii) SARs for 9,329 shares of Common Stock.

COMMUNICATION WITH THE BOARD OF DIRECTORS

In order to communicate with the Board of Directors as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to Maidenform Brands, Inc. at 485F US Highway 1 South, Iselin, NJ 08830, Attention: Corporate Secretary. All such correspondence will be forwarded to the appropriate director or group of directors. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

CORPORATE GOVERNANCE DOCUMENTS

The Board of Directors has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of our certificate of incorporation and bylaws, the charters of our Board's Audit Committee, Compensation Committee and Nominating and Governance Committee, as well as copies of our Corporate Governance Guidelines, Code of Conduct and Code of Ethics for the Chief Executive Officer and Senior Financial Officers, together with any amendments to, or waivers under, the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, can be accessed in the "Investor Relations—Governance" section of our website, www.maidenformbrands.com, or obtained free of charge by writing to Maidenform Brands, Inc. 485F US Highway 1 South, Iselin, NJ 08830, Attention: Investor Relations.

2009 Proxy Statement    I    9

Ownership of Securities

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 3, 2009, by:

  •
  each person or group of affiliated persons whom we know to beneficially own more than five percent of our Common Stock based upon the most recently filed Schedule 13G with respect to each such holder;

  •
  each of our named executive officers;

  •
  each of our directors and director nominees; and

  •
  our current directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of April 3, 2009 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 23,026,802 shares of Common Stock outstanding at April 3, 2009. Unless otherwise indicated, (i) the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned; and (ii) have an address c/o Maidenform Brands, Inc. 485F US Highway 1 South, Iselin, NJ 08830.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Stockholders
Ares Corporate Opportunities Fund, L.P.(1)	3,737,351	16.2%
Keeley Asset Management Corp.(2)	2,582,500	11.2%
Barclays Global Investors, NA.(3)	1,213,386	5.3%
Directors and Named Executive Officers
Maurice S. Reznik(4)	630,253	2.7%
Christopher W. Vieth(5)	110,828	*
Patrick J. Burns(6)	20,491	*
Thomas J. Ward(7)	1,251,086	5.2%
Dorvin D. Lively(8)	98,544	*
Steven N. Masket(9)	98,721	*
Norman Axelrod(10)	29,947	*
Harold F. Compton(11)	42,139	*
Barbara Eisenberg(12)	12,139	*
Karen Rose(13)	7,565	*
David B. Kaplan(14)	—	—
Adam L. Stein(15)	—	—
All current Directors and Executive Officers as a Group (11 persons)(16)	887,817	3.8%

*
Less than 1%.

(1)
Reflects shares owned by Ares Corporate Opportunities Fund, L.P. ("ACOF"). The general partner of ACOF is ACOF Management, L.P. ("ACOF Management") and the general partner of ACOF Management is ACOF Operating Manager, L.P. ("ACOF Operating Manager"). ACOF Operating Manager is indirectly controlled by Ares Management LLC, which, in turn, is indirectly controlled by Ares Partners Management Company LLC. Each of the foregoing entities (each, an "Ares Entity") and the partners, members and managers thereof, other than ACOF, disclaims beneficial ownership of the shares of Common Stock

10    I    Maidenform Brands, Inc.

  owned by ACOF, except to the extent of any pecuniary interest therein. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)
Based solely on a Schedule 13G filed with the SEC on February 13, 2009, reporting beneficial ownership as of December 31, 2008 by Keeley Asset Management Corp. which has sole voting and dispositive power over the shares of Common Stock. Keeley Small Cap Value Fund also has beneficial ownership over the same shares of Common Stock. The address of both entities is 401 South LaSalle Street, Chicago, Illinois 60605.

(3)
Based solely on a Schedule 13G filed with the SEC on February 5, 2009, reporting beneficial ownership as of December 31, 2008 by Barclays Global Investors, NA. (sole dispositive power over 308,176 shares, and sole voting power over 237,971 shares), Barclays Global Fund Advisors (sole dispositive power over 893,380 shares, and sole voting power over 681,017 shares) and Barclays Global Investors, Ltd. (sole dispositive power over 11,830 shares). These entities report their ownership as a group and are, collectively, the beneficial owners of 1,213,386 shares of Common Stock. The address of both Barclays Global Investors, NA. and Barclays Global Fund Advisors is 400 Howard Street, San Francisco, CA 94105. The address of Barclays Global Investors, Ltd. is Murray House, 1 Royal Mint Court, London EC3N 4HH, United Kingdom.

(4)
Consists of (i) 70,070 shares of Common Stock; (ii) 287,894 shares of restricted stock; and (iii) 272,289 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 17,170 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; (ii) 42,861 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A of the Internal Revenue Code ("Section 409A") are not exercisable within 60 days of April 3, 2009; and (iii) 18,750 shares of Common Stock issuable upon the exercise of options and any shares of Common Stock that potentially could be acquired upon exercise of 84,596 SARs that are not exercisable within 60 days of April 3, 2009.

(5)
Consists of (i) 2,296 shares of Common Stock; and (ii) 108,532 shares of restricted stock. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 6,406 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $15.04 per share, which SARs are exercisable within 60 days of April 3, 2009; and (ii) any shares of Common Stock issuable upon the exercise of 19,220 SARs that are not exercisable within 60 days of April 3, 2009.

(6)
Consists of 20,491 shares of restricted stock. Excludes 35,877 shares of Common Stock issuable upon the exercise of SARs that are not exercisable within 60 days of April 3, 2009.

(7)
Consists of (i) 4,905 shares of Common Stock; and (ii) 1,246,181 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009.

(8)
Consists of (i) 55,684 shares of Common Stock; and (ii) 42,860 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Such options expire on June 30, 2009.

(9)
Consists of (i) 18,640 shares of Common Stock; and (ii) 80,081 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 2,833 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; and (ii) 11,430 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 3, 2009.

(10)
Consists of (i) 13,062 shares of Common Stock; (ii) 4,693 shares of restricted stock; and (iii) 12,192 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 2,658 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; and (ii) any shares of Common Stock issuable upon the exercise of 13,148 SARs that are not exercisable within 60 days of April 3, 2009.

(11)
Consists of (i) 872 shares of Common Stock; (ii) 4,693 shares of restricted stock; and (iii) 36,574 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 2,658 SARs, which were out-of-the-money on April 3, 2009

2009 Proxy Statement    I    11

  based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; and (ii) any shares of Common Stock issuable upon the exercise of 13,148 SARs that are not exercisable within 60 days of April 3, 2009.

(12)
Consists of (i) 3,872 shares of Common Stock; (ii) 4,693 shares of restricted stock; and (iii) 3,574 shares of Common Stock issuable upon the exercise of options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 2,658 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; (ii) 30,000 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 3, 2009; and (iii) 13,148 shares of Common Stock issuable upon the exercise of SARs that are not exercisable within 60 days of April 3, 2009.

(13)
Consists of (i) 872 shares of Common Stock; (ii) 4,693 shares of restricted stock; and (iii) 2,000 shares of Common Stock that are indirectly beneficially owned by Ms. Rose by means of a trust for the benefit of Ms. Rose and her family. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 2,658 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; (ii) 36,574 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 3, 2009; and (iii) 13,148 shares of Common Stock issuable upon the exercise of SARs that are not exercisable within 60 days of April 3, 2009.

(14)
Mr. Kaplan is a Senior Partner in the Private Equity Group of Ares Management LLC and is a member of Ares Partners Management Company LLC, both of which are affiliates of ACOF. Mr. Kaplan disclaims beneficial ownership of the shares owned by ACOF, except to the extent of any pecuniary interest therein.

(15)
Mr. Stein is a Principal in the Private Equity Group of Ares Management LLC, an affiliate of ACOF. Mr. Stein disclaims beneficial ownership of the shares owned by ACOF, except to the extent of any pecuniary interest therein.

(16)
Consists of (i) 95,785 shares of Common Stock; (ii) 457,027 shares of restricted stock; and (iii) 335,005 shares of Common Stock issuable upon the exercise of to stock options that are or become exercisable within 60 days of April 3, 2009. Excludes (i) any shares of Common Stock that potentially could be acquired upon exercise of 37,805 SARs, which were out-of-the-money on April 3, 2009 based on a reference price of $19.11 per share, which SARs are exercisable within 60 days of April 3, 2009; (ii) 112,685 shares of Common Stock issuable upon the exercise of options which are vested, but which are discount options that pursuant to an amendment intended to comply with Section 409A are not exercisable within 60 days of April 3, 2009; and (iii) 25,000 shares of Common Stock issuable upon the exercise of options and any shares of Common Stock that potentially could be acquired upon exercise of 207,514 SARs that are not exercisable within 60 days of April 3, 2009.

12    I    Maidenform Brands, Inc.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis provides an overview and analysis of our compensation programs for our named executive officers, the compensation decisions we have made under those programs and the factors we considered in making those decisions. For the 2008 Fiscal Year our named executive officers were:

  •
  Thomas J. Ward, who served as our Chief Executive Officer until his retirement from such position effective July 28, 2008;

  •
  Maurice S. Reznik, who served as our President through July 27, 2008 and was promoted to Chief Executive Officer effective July 28, 2008;

  •
  Dorvin D. Lively, who served as our Executive Vice President and Chief Financial Officer until his resignation from the Company effective March 17, 2008;

  •
  Christopher W. Vieth, who has served as our Executive Vice President, Chief Operating Officer and Chief Financial Officer since May 27, 2008;

  •
  Patrick J. Burns, who has served as our Executive Vice President, Sales and Marketing since October 13, 2008; and

  •
  Steven N. Masket, who served as our Executive Vice President, General Counsel and Secretary until his retirement from the Company effective March 6, 2009.

Compensation Strategy, Philosophy and Objectives

Our overall executive compensation strategy, philosophy and objectives are set by the Compensation Committee of our Board of Directors and are focused primarily on linking executive pay to the achievement of annual and long-term performance objectives. We seek to provide our named executive officers with competitive compensation that is commensurate with performance and that rewards them for team accomplishments while promoting individual accountability. Compensation depends in significant measure on the Company's financial results, while business results and individual performance are also key determinants in each named executive officer's compensation. Our robust planning and goal-setting process is fully integrated in our compensation system, ensuring a direct relationship between and among Company results, individual efforts, and financial rewards. We target compensation at slightly above the median of the market, and calibrate both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

Specifically, our executive officer compensation program is based upon principles designed to:

  •
  Permit us to recruit and retain talented and well-qualified executives to serve in leadership positions;

  •
  Offer total compensation opportunities that are competitive with identified peer companies and other select organizations with whom the Company competes for executive talent;

  •
  Provide annual and long-term incentives on a "pay for performance" basis in support of the Company's mission and strategic objectives established in accordance with sound risk management;

  •
  Reaffirm management's commitment to stockholder value by providing a significant portion of total compensation in the form of equity earned on a performance basis and by encouraging long-term ownership of Company Common Stock;

  •
  Offer rewards to employees of sustained high performance that exceed the rewards provided to employees in similar positions of lesser performance, thus providing compensation that is fair internally and reasonable from the perspective of our stockholders;

2009 Proxy Statement    I    13

  •
  Ensure the compensation paid to the Company's named executive officers, to the extent practicable, qualifies as deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code, unless there is a valid reason in the judgment of the Compensation Committee to forego tax deductibility; and

  •
  Comply with all other applicable rules and regulations, and provide compensation on a transparent basis consistent with best practices of corporate governance as the Compensation Committee determines to be appropriate.

We operate in a highly dynamic, competitive and challenging industry, and as a result our compensation program is designed to attract, retain, motivate and reward a top performing management team. In the 2008 Fiscal Year, we faced changes in our business due to the global economic downturn which increased the importance of retaining our current executives. We continue to believe that there is significant value to the Company in having a team of long-tenured, seasoned managers, and we have designed the compensation program for our named executive officers to provide the Company with a competitive advantage in the marketplace in attracting and retaining talented executives while maintaining a performance-based culture that reflects our commitment to achieve annual and long-term sustainable growth and increasing stockholder value. We believe that this approach played a significant role in enabling us to promote a member of our existing executive team to the position of chief executive officer and in attracting several high performing senior executive officers to the Company within the past 12 months. While we experienced changes in our executive team, we were well positioned to address such changes and our compensation program helped facilitate that process and transition.

Role of the Compensation Committee

General

The Compensation Committee establishes the overall direction and goals of our executive compensation policies and determines the amounts and elements of compensation. The Compensation Committee also approves and administers the compensation plans and programs for our named executive officers. The Compensation Committee's function is more fully described in its charter, which has been approved by our Board of Directors. The charter is available on our Internet website at www.maidenformbrands.com, under the "Investor Relations–Governance" section as well as by mail, free of charge, upon request.

The Compensation Committee currently consists of three members of our Board of Directors, Messrs. Axelrod (Chair) and Compton and Ms. Rose, all of whom are "independent" as defined by the listing qualifications of the NYSE and the applicable rules and regulations of the SEC and the Internal Revenue Service.

The Compensation Committee typically meets quarterly just prior to a Board of Directors meeting. In the 2008 Fiscal Year, the Compensation Committee set the base compensation for named executive officers, approved the annual incentive compensation payments for the 2007 fiscal year based upon the level of achievement of goals previously set for that fiscal year; approved the corporate goals and the individual goals for the 2008 Fiscal Year under the 2005 Annual Performance Bonus Plan (the "Bonus Plan") and approved awards of restricted stock and SARs to our named executive officers. In addition, the Compensation Committee met to discuss and approve additional compensation for Mr. Reznik in connection with his promotion to Chief Executive Officer, and compensation of Messrs. Vieth and Burns upon their employment by the Company in 2008.

When considering decisions concerning the compensation of executives other than the Chief Executive Officer, the Compensation Committee obtains our Chief Executive Officer's recommendations, including his detailed evaluation of each executive's performance. No named executive officer has a role in determining or recommending compensation for outside directors.

Use of Outside Advisors

The Compensation Committee engaged the services of Steven Hall & Partners, a nationally recognized compensation consulting firm, to advise on compensation for the 2008 Fiscal Year. This compensation consultant reports solely to the Compensation Committee and has not performed any other services for the Company. The compensation consultant provides advice on the alignment of

14    I    Maidenform Brands, Inc.

executive compensation practices with the Company's financial goals, overall program design, analysis of executive packages and contracts, industry trends in compensation practices, and comparative data necessary to evaluate the Company's current practices.

The Compensation Committee has the ultimate authority to retain, pay, terminate and set the terms of the Company's relationship with any outside advisors who assist the Compensation Committee in carrying out its responsibilities.

Determination of Appropriate Pay Levels

In determining the pay levels of our named executives officers, the Compensation Committee considers all forms of compensation and benefits and assesses "competitive market" compensation using a number of sources, including using information such as peer compensation data. The primary data source used in setting competitive market levels for the named executive officers is the information publicly disclosed by a peer group consisting of the companies in the apparel industry listed below. The peer group is reviewed annually for comparability and may change from year to year.

For compensation decisions for the 2008 Fiscal Year, the peer group was identified by the outside compensation consultant, Steven Hall & Partners, and reviewed by the Compensation Committee. A peer group of fourteen companies was developed, and although Maidenform was smaller by all measures considered, the Compensation Committee determined that it was appropriate to benchmark the compensation of the Company's named executive officers to the median/average pay of the peer group due to the Company's need to focus on rapid growth, external recruitment and retention of top caliber management. For 2008, the peer group for compensation decisions consists of the same peer group that was utilized in 2007, as follows:

  •
  Carter's, Inc.

  •
  G-III Apparel Group, Ltd.

  •
  Guess?, Inc.

  •
  The Gymboree Corporation

  •
  Hampshire Group, Ltd.

  •
  Hartmarx Corporation

  •
  K Swiss Inc.

  •
  Kenneth Cole Productions, Inc.

  •
  Mothers Work, Inc.

  •
  Movado Group, Inc.

  •
  Oxford Industries, Inc.

  •
  Perry Ellis International, Inc.

  •
  Steven Madden, Ltd.

  •
  The Stride Rite Corporation

In addition to the peer group, the Compensation Committee also referred to data on a limited basis regarding Victoria's Secret, a division of Limited Brands, and The Warnaco Group, Inc. for the purpose of developing Mr. Reznik's compensation in connection with his promotion to Chief Executive Officer.

After consideration of the relevant external marketplace information, as well as internal relationships within the executive group, the Compensation Committee makes decisions regarding each of the named executive officer's target total compensation opportunities based on the need to attract, retain and motivate an experienced and effective management team. Ultimately, pay levels for named

2009 Proxy Statement    I    15

executive officers are determined based on a number of factors, including the individual's roles and responsibilities within the Company, the individual's experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole.

Relative to the competitive market data, the Compensation Committee generally intends that the base salary, target annual incentives and long-term incentives for each executive will be, in the aggregate, slightly above the median of the competitive market. In particular, our named executive officer compensation program is positioned with a base salary benchmark trending toward the 60th percentile, or slightly more than the competitive median, based upon performance and responsibilities. The annual cash incentive opportunity is calculated as a percentage of base salary and is targeted at the 60th to 80th percentile, determined based upon the level of the position and the degree to which it impacts the business, with actual payment based on the level of attainment of annually established goals for both individual and Company performance.

As noted above, notwithstanding the Company's overall market positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of individual objectives, Company operating goals and the creation of stockholder value.

Elements of Executive Compensation–Overview

Generally, annual compensation for our named executive officers consists of the following components:

  •
  annual base salary;

  •
  annual performance bonuses (i.e., cash incentives based upon the Company's and the named executive officers' achievement of performance goals set by the Compensation Committee);

  •
  long-term equity incentives in the form of stock options, SARs and restricted stock;

  •
  benefits and perquisites; and

  •
  post-termination compensation and benefits.

Elements of Executive Compensation–Details

Base Salary

The Compensation Committee annually reviews and establishes the base salaries of our named executive officers, including the Chief Executive Officer. In determining the appropriate level of base compensation, the Compensation Committee considers the named executive officer's position and responsibilities, the named executive officer's individual performance, Company performance, historical compensation, demonstrated leadership, peer group compensation data, and, as noted above, input from our Chief Executive Officer.

In order to provide for a uniform annual review date for all of our named executive officers, their salaries are reviewed and adjusted generally to be effective on or about March 15 of each year. The 2008 Fiscal Year salaries of the named executive officers (other than Mr. Reznik) who were serving in that role on March 15, 2008 were increased by an average of 4.0%; with respect to Mr. Reznik his increase was 15.0%. These increases were made in order to keep the salary of our named executive officers in line with increases in the median salaries for executives in our peer group.

The salaries of Messrs. Vieth and Burns were based on an analysis of benchmark data, as well as each executive's then-current compensation, and, given both factors, set at the appropriate level required to attract each executive to the Company.

16    I    Maidenform Brands, Inc.

In light of current global economic conditions, no base salary increases were implemented with respect to the named executive officers in March 2009.

Annual Performance Bonus

Annual performance bonuses are designed to motivate our named executive officers to continuously improve Company results by aligning a portion of their compensation with the Company's key business and financial targets as well as individual objectives.

    2008 Fiscal Year Bonus

For the 2008 Fiscal Year, our named executive officers are eligible to receive an annual performance cash bonus pursuant to our Bonus Plan, which was based 80% on corporate goals and 20% on individual goals.

In 2008, 75% of the corporate goals was based on the Company's operating income during 2008. Our 2008 operating income target (at 100% achievement) was $64.8 million, which was 104.3% of the actual 2007 fiscal year adjusted operating income. The maximum operating income target was set at the achievement of $74.5 million, which was 120.0% of the actual 2007 fiscal year adjusted operating income, and the minimum operating income threshold was set at the achievement of $58.2 million, which was 93.7% of the actual 2007 fiscal year adjusted operating income. For the 2008 Fiscal Year (and for comparable 2007 figures referred to above), operating income was defined as, the earnings (or loss) of the Company and subsidiaries before interest and taxes (determined in accordance with generally accepted accounting principles), adjusted to exclude extraordinary or non-recurring items, such as, restructuring charges, acquisition related charges; gain or loss on the sale of fixed assets; gain or loss in connection with pension freeze or pension termination; accelerated recognition of deferred financing costs in connection with any refinancing.

The remaining 25% of the 2008 corporate goals was based on the Company's net sales during 2008. The net sales target (at 100% achievement) was $452.8 million, which was 107.2% of the actual 2007 fiscal year net sales. The maximum net sales target was set at $474.1 million, which was 112.3% of the actual 2007 fiscal year net sales, and the minimum net sales threshold was $412.0 million, which was 97.6% of the actual 2007 net sales. For the 2008 Fiscal Year (and for comparable 2007 figures referred to above), net sales was defined as, net sales of the Company and its subsidiaries (determined in accordance with generally accepted accounting principles), adjusted to exclude net sales related to any acquisitions but adjusted for net sales of any divested property.

Individual objectives, which accounted for 20% of target bonuses, vary based on the named executive officer's position and were based upon specified performance metrics, including earnings per share, shipment performance, net sales growth and performance compared to budget. We believe that these personal objectives correlate the responsibilities and functions of each named executive officer to the key metrics relative to the position as well as to target levels of performance.

Messrs. Ward's and Reznik's individual objectives were based on increasing market share and management development. The Chief Financial Officer's objectives were based on increasing market share, cash flow and improving gross margins, while Mr. Masket's objectives were based on improving gross margins and controlling legal costs.

Target bonuses for our named executive officers ranged from a high of 125% of salary for Mr. Reznik as our new Chief Executive Officer (same as that of Mr. Ward in this position), with other officers ranging from 55% to 80% of salary based on position responsibilities, competitive marketplace values and other relevant considerations.

Achievement of the minimum threshold level of a corporate goal would entitle the named executive officers to a payment equal to 25% of the percentage of base salary subject to such goal and achievement of the maximum target level would entitle the named executive officers to a payment equal to 200% of the percentage of base salary subject to such goal. Achievement of the minimum threshold level of the personal goals would entitle the named executive officers to a payment equal to 0% of the percentage of base salary subject to such goal and achievement of the maximum target level would entitle the named executive officers to a payment equal to 100% of the percentage of base salary subject to such goal, except that no portion of the bonus would be payable based on achievement of the personal goals if the minimum operating income threshold was not achieved. If achievement was between two

2009 Proxy Statement    I    17

points in the range, the bonus level payable for any goals is interpolated based upon the actual level achieved. Notwithstanding the foregoing, pursuant to his employment agreement with the Company, Mr. Burns was paid a signing bonus of $50,000 and was guaranteed a bonus of $100,000 for the 2008 Fiscal Year in order to incentivize him to commence employment with the Company.

Bonus opportunity levels were designed to provide the named executive officers with a competitive target bonus if the Company performs to expectation. Minimum levels are designed to provide the named executive officers with a threshold opportunity for a minimum acceptable performance. If the Company and the named executive officer exceeds expected performance, the named executive officers will be eligible for a maximum bonus in excess of the target in order to reward the named executive officer for outstanding performance by the individual and Company.

In the 2008 Fiscal Year, the minimum operating income threshold was not achieved so that no part of bonus based on achievement of operating income or the personal goals were paid. The Company achieved net sales of $413.5 million for the 2008 Fiscal Year which resulted in the named executive officers being entitled to payments equal to 27.9% of the portion of the bonus for the achievement of the net sales goal. In addition, the Compensation Committee approved a discretionary bonus pool based on increases in net sales to selected channels, new product innovations, a successful CEO succession plan, and effective cash management as well as disciplined expense control. A portion of this pool was allocated to named executive officers in recognition of their significant individual achievements and efforts in the amounts set forth below.

Based on the foregoing, the Compensation Committee approved payments of the following amounts to the named executive officers for 2008 Fiscal Year performance:

	Net Sales Component	Discretionary Bonus	Total Bonus
Maurice Reznik	$40,106	$103,644	$143,750
Chris Vieth	11,310	65,190	76,500
Pat Burns(1)	—	—	—
Steve Masket	8,747	—	8,747

	$60,163	$168,834	$228,997

(1)
Amounts do not include Mr. Burns' signing bonus and guaranteed bonus as such amounts were paid pursuant to his employment agreement in connection with his commencement of employment and do not reflect the Company's 2008 Fiscal Year performance.

In addition, a discretionary bonus in the amount of $500,000 was granted to Mr. Ward in recognition of his full continued assistance and transition through the end of the 2008 Fiscal Year, and his continued Board service as Chairman through January 5, 2009. In accordance with the Bonus Plan, Messrs. Lively and Ward were not entitled to a bonus for the 2008 Fiscal Year as they were not employed by the Company on the date that bonus payments were made.

    2009 Fiscal Year Bonus

The Compensation Committee has approved performance-based cash awards for Messrs. Reznik, Vieth and Burns (the "2009 named executive officers") for the 2009 Fiscal Year performance year (the "2009 Bonus"), subject to the achievement of corporate goals and individual objectives. The award for Mr. Reznik is intended to comply with the "performance-based compensation" exception under Code Section 162(m) and has been granted pursuant to the terms of, and subject to stockholder approval of, the 2009 Omnibus Incentive Plan, as described in the section of this proxy statement entitled "Proposal Three—Approval of the Amendment and Restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan." The awards for the other 2009 named executive officers have been granted pursuant to the Bonus Plan. The 2009 award for Messrs. Reznik and Vieth is based 80% (70% for Mr. Burns) on the achievement of Company net sales, operating income, and market share goals and 20% (30% for Mr. Burns) on the achievement of individual performance objectives. Individual performance objectives include inventory management, gross margin, cost savings

18    I    Maidenform Brands, Inc.

initiatives and inventory efficiency. Market share was added as a performance goal for the 2009 Fiscal Year because it is an important way in which the Company assesses the success of its business, and one that has become increasingly relevant in the current economic climate. Market share is defined as the percentage of the Company's market share of department store and chain store sales of intimate apparel based on total dollar sales in women's bras, panties and shapewear, as set forth in NPD Retail Track data, subject to certain exclusions.

The target bonus for each of the 2009 named executive officers based on target achievement will be the same percentage of their base salary set for 2008. No portion of the 2009 Bonus will be payable if the minimum operating income threshold is not achieved.

Long-Term Incentives

Equity-based awards are a critical element in aligning the long-term interests of named executive officers with our stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future. Historically, all long-term incentive grants were in the form of non-qualified stock options. In 2007, we began granting SARs and restricted stock in lieu of stock options to our named executive officers because we believe that SARs will have a less dilutive effect on our Common Stock and that restricted stock will provide retention benefits as well as incentive to increase shareholder value. Awards are issued on the date they were approved by the Compensation Committee, except for new hires, whose grant date is the first business day of the month following the first day of their employment.

In October 2006, the Compensation Committee established a program of granting equity-based incentive awards to named executive officers based on a target percentage of salary, which percentage was determined using benchmark data provided by Steven Hall & Partners and was set at a level competitive with our peer companies. The target percentage of each named executive officer has remained at the same level, with the exception of Mr. Reznik, whose target percentage increased from 100% to 125% upon his promotion to Chief Executive Officer.

On August 18, 2008, the Compensation Committee granted awards of SARs and restricted stock to each of our named executive officers employed by the Company on such date, except for Messrs. Vieth and Burns as noted below, which awards vest in four equal annual installments beginning on the first anniversary of the grant date, subject to the named executive officers' continued service through the applicable vesting dates. In determining the size of awards of SARs and restricted stock granted to the named executive officers, the Compensation Committee designated the following percentages of base salary as the value of the award: Mr. Reznik, 125%; Mr. Vieth, 65% (granted on June 2, 2008); Mr. Burns, 65% (granted on November 3, 2008); and Mr. Masket, 60%. Fifty percent of such amount was granted in the form of SARs (based upon the Black-Scholes value at the time of grant, as calculated consistent with the Company's financial statements) and the other fifty percent was granted in the form of restricted stock. The SARs have a seven year term. The vesting of these awards is accelerated on a change in control of the Company and on certain terminations of employment as described more fully in the section of this proxy statement entitled "Employment Agreements with Named Executive Officers." The Compensation Committee intends to continue evaluating the balance of SARs, stock options, restricted stock and other stock-based awards to focus on the preservation of share values generated in recent years while providing significant incentives for continuing growth in shareholder value. See the Grant of Plan-Based Awards Table for more information regarding the restricted stock and SARs granted to the named executive officers in the 2008 Fiscal Year.

Benefits and Perquisites

The Company's executive compensation program also includes other benefits and perquisites. These benefits include annual matching contributions to named executive officers' 401(k) plan accounts, Company-paid medical benefits, group term life insurance coverage and an auto allowance (or in the case of Mr. Ward, a car service, and in the case of Mr. Reznik, an auto allowance and car service). Through 2006, these included a benefit accrual under a defined benefit pension plan, which plan was frozen as to participation and benefit accrual on January 1, 2007. The Company annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company's performance and the individual's responsibilities and

2009 Proxy Statement    I    19

performance. See the "All Other Compensation" column in the Summary Compensation Table and the related footnote for further information regarding these benefits and perquisites.

Post-Termination Compensation and Benefits

We believe that a strong, experienced management team is essential to the best interests of the Company and our stockholders. In addition, we recognize the possibility that a change in control could arise and result in the departure or distraction of the named executive officers to the detriment of the Company and our stockholders. We have entered into employment agreements with each of our named executive officers in order to attract, retain, motivate and compensate qualified executive officers and to minimize potential employment security concerns arising in the course of negotiating and completing a possible future change in control transaction.

The employment agreements for our named executive officers generally provide for severance if the named executive officer's employment is terminated by the Company without cause, by the named executive officer for good reason or as a result of non-renewal of the employment agreement. A description of termination events that trigger post termination pay and benefits for our named executive officers can be found in the section of this proxy statement entitled "Employment Agreements with Named Executive Officers" and in the Potential Payments Upon Termination or Change-In-Control Table.

Certain equity awards are subject to accelerated vesting in the event of the sale of the Company to an unrelated third party. In addition, under certain circumstances described in the section of this proxy statement entitled "Employment Agreements with Named Executive Officers" and quantified in the Potential Payments Upon Termination or Change-In-Control Table, stock options, SARs and restricted stock granted to Messrs. Reznik, Vieth and Burns may vest earlier than the time-based schedule based upon the occurrence of certain specified events, as described in the footnotes to the Potential Payments Upon Termination or Change-In-Control Table.

Conclusion

After careful review and analysis, we believe that each element of compensation and the total compensation provided to each of our named executive officers is reasonable and appropriate. The value of the compensation payable to the named executive officers is significantly tied to our performance and the return to our stockholders. We believe that our compensation programs will allow us to attract, retain, motivate and compensate the top performing management team needed to sustain future growth in corporate and shareholder value.

Impact of Tax and Accounting

The Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles adopted by the Company.

When determining amounts of equity-based grants to executives and employees, the Compensation Committee examines the accounting cost associated with the grants. Under SFAS No. 123R, "Share-Based Payments," grants of stock options and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being issued, which is amortized over the requisite service period, or vesting period of the instruments. The Compensation Committee also carefully considers the impact of using market conditions (e.g., share price or total stockholder return) as a performance metric under the 2005 Stock Incentive Plan, mindful of the fact that if the condition is not achieved, the accounting charge would not be reversible.

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by a publicly-held company to $1,000,000 per individual named executive officer (other than the chief financial officer) per year. This limitation generally does not apply to performance-based compensation under a plan that is approved by the stockholders of a company that also meets certain other technical requirements. The Company's 2005 Stock Incentive Plan and 2005 Annual Performance Bonus Plan were approved by stockholders upon adoption prior to the Company's initial public offering and therefore awards under both plans are exempt from Section 162(m) during the reliance period under applicable regulations. With respect to each plan, this reliance period will end at the

20    I    Maidenform Brands, Inc.

2009 Annual Meeting and, as a result, we are submitting the 2005 Stock Incentive Plan (to be renamed the 2009 Omnibus Incentive Plan) to stockholders at the 2009 Annual Meeting in order to provide performance-based compensation that meets the deductibility requirements under Section 162(m). However, the Compensation Committee may approve compensation that may not be deductible if the Committee determines that such compensation is in the best interests of the Company which may include for example, the payment of certain non-deductible compensation necessary in order to attract and retain individuals with superior talent.

 Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated by reference into any such filing.

COMPENSATION COMMITTEE REPORT

Based on the Compensation Committee's review and discussions with management of the Company, the Compensation Committee recommended to the Board of Directors that the Company's Compensation Discussion & Analysis be included in the Company's Proxy Statement prepared in connection with the 2009 Annual Meeting and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended January 3, 2009.

Submitted by the Compensation Committee of the Board of Directors:
Norman Axelrod (Chair) Harold Compton Karen Rose

2009 Proxy Statement    I    21

EXECUTIVE OFFICERS

The executive officers of Maidenform Brands, Inc., and their ages and positions as of April 3, 2009, are:

Maurice S. Reznik	55	Chief Executive Officer and Director
Christopher W. Vieth	44	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Patrick J. Burns	47	Executive Vice President, Sales and Marketing
Gayle I. Weibley	58	Executive Vice President, Human Resources
John A. Nelson	37	Vice President, Chief Accounting Officer

Maurice S. Reznik is our Chief Executive Officer and a Director. See "Proposal One–Election of Directors–General" for a discussion of Mr. Reznik's business experience.

Christopher W. Vieth has been our Executive Vice President Chief Operating Officer and Chief Financial Officer since May 2008. In this role, Mr. Vieth leads the Company's operational, financial and information technology functions. Mr. Vieth joined Maidenform from Blue Tulip Corporation, where he served as Chief Administrative Officer and Chief Financial Officer from November 2006 until April 2008. In January 2009, Blue Tulip filed for bankruptcy under Chapter 11 of the Federal Bankruptcy Code. Prior to joining Blue Tulip, Mr. Vieth was Chief Financial Officer for Dow Jones and Company where he also served as Vice President of Finance and Chief Accounting Officer from July 2000 until October 2006. From 1995 to 2000, he held senior finance and operational positions at Barnes & Noble, Inc., including Vice President and Controller. Mr. Vieth spent eight years at Amerada Hess Corporation, from 1987 to 1995, where he held a series of positions of increasing responsibility in the company's audit, accounting and financial planning divisions. Mr. Vieth is a certified public accountant and is a member of the New Jersey Society of Certified Public Accountants. Mr. Vieth received a B.A. in Accounting from Saint Francis College.

Patrick J. Burns has been our Executive Vice President, Sales and Marketing since October 2008. Prior to joining us, Mr. Burns served in a number of senior executive roles at Kellwood Company, most recently as Corporate Vice President and Group President of Lifestyle Alliance, which is comprised of the Sag Harbor, Koret and Briggs New York brands from October 2007 until October 2008. Since joining Kellwood in 2002, Mr. Burns also served as the company's Corporate Vice President-Chief Strategy and Marketing Officer, President of Kellwood Intimate Apparel and Chief Executive Officer of Gerber Childrenswear. From 1988 to 2002, Mr. Burns held several senior management positions in sales and marketing at Sara Lee Corporation, most recently as Vice President, Customer Marketing for Hanes Underwear. Mr. Burns also held brand development positions at Clorox and Procter and Gamble. Mr. Burns received a B.A. in Economics from Boston University and an M.B.A. from Wake Forest University.

Gayle I. Weibley has been our Executive Vice President, Human Resources since her promotion from Senior Vice President in March 2009. Prior to joining us in June 2006, Ms. Weibley was Executive Vice President, Human Resources for Right Management from 2002 to December 2005, and Director, Human Resources for Dechert LLP from 2001 to 2002. Prior to that, Ms. Weibley served as business management consultant leading organizational re-engineering and transformation work for global Fortune 500 companies as well as not-for-profit domestic organizations. Ms. Weibley received a B.S. in Music Education from Temple University and an M.S. in Human Organization Science from Villanova University.

John A. Nelson has been our Vice President, Chief Accounting Officer since April 2009. Prior to that, Mr. Nelson was Vice President, Controller from April 2007 until April 2009, Controller from October 2005 to April 2007 and Director of External Reporting from when he joined Maidenform in January 2005 until October 2005. Prior to joining us, Mr. Nelson held a series of positions of increasing responsibility in the finance department at Toys "R" Us, Inc. from June 1999 until December 2004, including most recently as Director of Corporate Accounting. Mr. Nelson is a certified public accountant who worked at several public accounting firms, most recently Ernst & Young LLP, and is a member of the New Jersey Society of Certified Public Accountants. Mr. Nelson received a B.B.A. in Accounting from Pace University.

22    I    Maidenform Brands, Inc.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information with respect to the compensation received during the last three fiscal years by (i) all individuals serving as our Chief Executive Officer during our last fiscal year, (ii) all individuals serving as our Chief Financial Officer during our last fiscal year, and (iii) our two other executive officers who were serving as executive officers at the end of our last fiscal year. These executives are referred to as our "named executive officers" elsewhere in this Proxy Statement. No other individual served as an executive officer of the Company during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Maurice S. Reznik	2008	559,134	103,644	97,425		256,703		40,106	1,236	41,579	1,099,827
Chief Executive Officer and	2007	501,071	—	38,013		240,132		448,109	—	18,297	1,245,622
Director	2006	442,920	—	—		201,648		551,791	3,391	12,522	1,212,272
Christopher W. Vieth(7)	2008	253,365	65,190	20,341		20,339		11,310	—	5,128	375,673
Executive Vice President, Chief Operating	2007
Officer and Chief Financial Officer	2006
Patrick J. Burns(8)	2008	89,904	150,000	5,755		5,755		—	—	1,498	252,912
Executive Vice President, Sales and	2007
Marketing	2006
Thomas J. Ward(9)	2008	619,712	500,000	37,864	(12)	274,207	(12)	—	10,005	30,414	1,472,202
Former Chief Executive Officer	2007	593,910	—	57,020		402,303		543,761	213	25,529	1,622,736
and Former Chairman	2006	551,714	—	—		344,578		703,750	40,692	18,283	1,659,017
Dorvin D. Lively(10)	2008	93,846	—	(19,439	)(12)	(133,899	)(12)	—	346	10,873	(48,273)
Former Executive Vice President and	2007	396,274	—	19,768		653,697		229,370	—	17,985	1,317,094
Chief Financial Officer	2006	379,651	—	—		633,686		356,562	3,447	12,236	1,385,582
Steven N. Masket,(11)	2008	282,885	—	8,408	(12)	45,018	(12)	8,747	22,797	19,212	387,067
Former Executive Vice President, General	2007	272,035	—	12,544		83,872		100,763	—	18,297	487,511
Counsel and Secretary	2006	257,922	—	—		71,173		161,421	39,678	12,522	542,716

(1)
Amounts represent (a) a discretionary bonus to Messrs. Reznik and Vieth, (b) Mr. Burn's guaranteed performance bonus of $100,000 and a $50,000 signing bonus pursuant to his employment agreement, and (c) Mr. Ward's discretionary bonus in recognition of his full continued assistance and transition through the end of the 2008 Fiscal Year.

(2)
Amounts represent the expense recognized in our consolidated statements of income for the fiscal years ended December 29, 2007 and January 3, 2009 for service-based restricted stock granted in Fiscal Years 2007 and 2008, respectively, calculated in accordance with SFAS No. 123R, which was allocated to service provided by our named executive officers in such years. See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 11, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 3, 2009 for the assumptions made for valuing stock-based compensation under SFAS No. 123R. In calculating this amount, no estimate was made for potential forfeitures. Accordingly, these amounts reflect the Company's accounting expense for these awards and do not correspond to the actual amounts, if any, that will be recognized by the named executive officers.

(3)
Amounts represent the expense recognized in our consolidated statements of income for the fiscal years ended December 30, 2006, December 29, 2007 and January 3, 2009 for service-based options granted in Fiscal Years 2004 and 2005 and SARs granted in Fiscal Years 2007 and 2008, calculated in accordance with SFAS No. 123R, which was allocated to service provided by our named executive officers in such years. See Note 2, "Summary of Significant Accounting Policies," under the heading "Stock-based compensation," and Note 11, "Stock-Based Compensation," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 3, 2009 for the assumptions made for valuing stock-based compensation under SFAS No. 123R. In calculating this amount, no estimate was made for potential forfeitures. Accordingly, these amounts reflect the Company's accounting expense for these awards and do not correspond to the actual amounts, if any, that will be recognized by the named executive officers.

(4)
Amounts represent bonus earned pursuant to the 2005 Annual Performance Bonus Plan for Fiscal Years 2006, 2007 and 2008, which were approved by the Compensation Committee and paid in March 2007, 2008 and 2009, respectively.

(5)
The amounts for the Fiscal Years 2008, 2007 and 2006 are comprised entirely of changes between December 31, 2007 and December 31, 2008, changes between December 31, 2006 and December 31, 2007 and changes between December 31, 2005 and December 31, 2006, respectively, in the actuarial present value of the accumulated pension benefits of each of the named executive officers. Our benefit plans operate in the same manner for all participants in each plan and there is no special formula for the Chief Executive Officer or any other named executive officer. Of our named executive officers, only Messrs. Ward and Masket elected to participate in the supplemental benefit portion of the Maidenform, Inc. Retirement Plan, which is described under caption "Maidenform, Inc. Retirement Plans." See Note 8, "Benefit Plans," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 3, 2009 for the assumptions made in calculating the change in pension value. The Maidenform, Inc. Retirement Plan was frozen as to future benefit accruals and participation effective on January 1, 2007.

(6)
Amounts represent the value of perquisites and other personal benefits which are further detailed below.

2009 Proxy Statement    I    23

Named Executive Officer	Year	Car Service	Automobile Allowance	Company Matched 401 (k) Contribution	Group Life Insurance	Total
Maurice S. Reznik	2008	23,082	8,400	9,200	897	41,579
Christopher W. Vieth	2008	—	4,900	—	228	5,128
Patrick J. Burns	2008	—	1,400	—	98	1,498
Thomas J. Ward	2008	18,640	—	9,200	2,574	30,414
Dorvin D. Lively	2008	—	1,400	9,200	273	10,873
Steven N. Masket	2008	—	8,400	9,200	1,612	19,212
(7)
Mr. Vieth's employment commenced in May 2008. His annualized base salary for 2008 was $425,000.

(8)
Mr. Burn's employment commenced in October 2008. His annualized base salary for 2008 was $425,000.

(9)
Mr. Ward retired as Chief Executive Officer effective July 2008. His annualized base salary for 2008 was $625,000.

(10)
Mr. Lively resigned as Chief Financial Officer effective March 2008. His annualized base salary for 2008 was $400,000.

(11)
Mr. Masket retired as Executive Vice President, General Counsel and Secretary effective March 2009.

(12)
These amounts include the reversal of expense associated with the forfeiture of equity awards. On January 5, 2009, Mr. Ward forfeited 37,500 stock options, 38,634 SARs and 14,718 shares of restricted stock. On March 17, 2008, Mr. Lively forfeited 67,862 stock options, 17,857 SARs and 6,803 shares of restricted stock. On March 6, 2009, Mr. Masket forfeited 7,500 stock options, 24.540 SARs and 8,953 shares of restricted stock. In the case of Messrs. Ward and Masket, these forfeitures are in connection with their retirement and with respect to Mr. Lively, in connection with his resignation, pursuant to the terms of the applicable award agreement.

Grants of Plan-Based Awards in the 2008 Fiscal Year

In the 2008 Fiscal Year, grants were made to our named executive officers, other than Messrs. Ward and Lively, pursuant to the 2005 Annual Performance Bonus Plan and the 2005 Stock Incentive Plan. For a detailed description please see the sections entitled Annual Performance Bonus and Long-Term Incentives in the Compensation Discussion and Analysis in this proxy statement.

					All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	All Other Option Awards: Number of Securities Underlying Options(3) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards(4) ($/Sh)	Closing Market Price on Date of Grant ($)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Maurice S. Reznik	2/28/2008	143,750	718,750	1,293,750
	8/18/2008				24,022				359,369
	8/18/2008					67,425	14.96	14.28	359,375
Christopher W. Vieth(6)	5/22/2008	40,538	255,000	459,000
	6/2/2008				9,184				138,127
	6/2/2008					25,626	15.04	14.80	138,124
Patrick J. Burns	11/3/2008				12,580				138,128
	11/3/2008					35,877	10.98	11.00	138,126
Steven N. Masket	2/28/2008	31,350	156,750	282,150
	8/18/2008				5,715				85,496
	8/18/2008					16,041	14.96	14.28	85,499

(1)
Amounts shown represent the threshold, target and maximum awards that could have been earned by the named executive officer based on the level of achievement of the performance goals established by the Compensation Committee for the 2008 Fiscal Year pursuant to a performance-based cash bonus awarded under our 2005 Annual Performance Bonus Plan. Amounts were payable based on the level of achievement of separate performance metrics, which are aggregated in the table. Therefore, payouts below the indicated threshold level were possible in cases in which performance met the threshold performance level for one performance metric but not for others. The actual amount paid pursuant to the performance-based cash bonus for the 2008 Fiscal Year is included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column.

24    I    Maidenform Brands, Inc.

(2)
Amounts shown reflect restricted stock granted to the named executive officer in the 2008 Fiscal Year that vest in four equal annual installments beginning on the first anniversary of the grant, subject to limited acceleration in certain specified circumstances.

(3)
Amounts shown reflect SARs granted to the named executive officer in the 2008 Fiscal Year that vest in four equal annual installments beginning on the first anniversary of the grant, subject to limited acceleration in certain specified circumstances.

(4)
Amounts shown reflect the closing price of our Common Stock on the trading day immediately preceding the date prior to the date of grant pursuant to the terms of the 2005 Stock Incentive Plan.

(5)
The value of a restricted stock or SAR right award is based on the fair value as of the grant date of such award determined pursuant to FAS 123R, and disregards estimates of forfeitures related to service-based vesting conditions. An executive will realize value from SARs only to the extent that, at the time of exercise, the market price of the underlying Common Stock exceeds exercise price, which is an amount that likely will differ from the grant date fair value reflected above.

(6)
Amounts shown represent a pro-rated payout based on a full year payout of $68,000, $340,000 and 612,000, respectively.

Outstanding Equity Awards at January 3, 2009

	Option Awards							Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Maurice S. Reznik	1,737		—		0.06		1/28/2012
	42,860		—		1.82		12/31/2009
	—		42,861	(1)	1.82		12/31/2010
	171,442		—		3.64		8/4/2014
	56,250		18,750	(2)	17.00		7/22/2012
	8,585		25,756	(3)	19.11	(4)	5/24/2014
	—		67,425	(5)	14.96	(4)	8/18/2015
								9,812	(3)	100,377
								24,022	(5)	245,745
Christopher W. Vieth	—		25,626	(6)	15.04	(4)	6/2/2015
								9,184	(6)	93,952
Patrick J. Burns	—		35,877	(7)	10.98	(4)	11/3/2015
								12,580	(7)	128,693
Thomas J. Ward	217,529		—		0.01		10/21/2012
	514,326	(8)	—		1.82		1/5/2011
	514,326	(9)	—		3.64		1/5/2010
	112,500	(10)	37,500	(2)(11)	17.00		7/22/2012
	12,877	(12)	38,634	(3)(11)	19.11	(4)	5/24/2014
								14,718	(3)(11)	150,565
Dorvin D. Lively	21,430	(13)	—		1.82		6/30/2009
	21,430	(13)	—		3.64		6/30/2009
Steven N. Masket	434		—		0.06		1/28/2012
	11,429		—		1.82		12/31/2009
	—		11,430	(14)	1.82		12/31/2010
	45,718	(15)	—		3.64		3/6/2011
	22,500	(16)	—		17.00		3/6/2010
	—		7,500	(2)(17)	17.00		3/6/2009
	2,833	(16)			19.11	(4)	3/6/2010
	—		8,499	(3)(17)	19.11	(4)	3/6/2009
	—		16,041	(5)(17)	14.96	(4)	3/6/2009
								3,238	(3)(17)	33,125
								5,715	(5)(17)	58,464

(1)
These options are vested but were not exercisable as of January 3, 2009. These options may only be exercised in the one year period ending upon their expiration date as indicated in this table.

2009 Proxy Statement    I    25

(2)
These options vest 25% on each of the first, second, third and fourth anniversaries of the grant date, July 22, 2005, subject to limited acceleration in certain specified circumstances.

(3)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, May 24, 2007, subject to limited acceleration in certain specified circumstances.

(4)
Represents the reference price of the SARs awards.

(5)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, August 18, 2008, subject to limited acceleration in certain specified circumstances.

(6)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, June 2, 2008, subject to limited acceleration in certain specified circumstances.

(7)
These awards of SARs and restricted stock, as applicable, vest on each of the first, second, third and fourth anniversary of the grant date, November 3, 2008, subject to limited acceleration in certain specified circumstances.

(8)
These awards were amended in 2008 to extend their post-termination exercise period to any time prior to the second anniversary of the effective date of Mr. Ward's resignation from the Board of Directors. These awards will expire on January 5, 2011 as a result of Mr. Ward's retirement.

(9)
These awards were amended in 2008 to extend their post-termination exercise period to any time prior to the first anniversary of the effective date of Mr. Ward's resignation from the Board of Directors. These awards will expire on January 5, 2010 as a result of Mr. Ward's retirement.

(10)
These vested awards subsequently expired on February 4, 2009 as a result of Mr. Ward's retirement.

(11)
These unvested awards were subsequently forfeited on January 5, 2009 as a result of Mr. Ward's retirement.

(12)
These vested awards subsequently expired on March 6, 2009 as a result of Mr. Ward's retirement.

(13)
In accordance with the amendment intended to comply with Section 409A these options are exercisable from January 1, 2009 through June 30, 2009 as a result of Mr. Lively's resignation in 2008.

(14)
In accordance with the amendment intended to comply with Section 409A these options are exercisable from January 1, 2010 through December 31, 2010 as a result of Mr. Masket's retirement.

(15)
These awards will expire on March 6, 2011 as a result of Mr. Masket's retirement.

(16)
These awards will expire on March 6, 2010 as a result of Mr. Masket's retirement.

(17)
These unvested awards were subsequently forfeited on March 6, 2009 as a result of Mr. Masket's retirement.

Option Exercises and Stock Vested in the 2008 Fiscal Year

The following table lists the number of shares of our Common Stock acquired and the value realized as a result of stock option exercises and vesting of restricted stock by our named executive officers in the 2008 Fiscal Year.

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Maurice S. Reznik	42,861	317,171	3,270	47,055
Thomas J. Ward	—	—	4,905	70,583
Dorvin D. Lively	42,860	449,068	—	—
Steven N. Masket	11,430	74,981	1,079	15,527

(1)
Value realized on exercise is based on the fair market value of our Common Stock on the date of exercise less the exercise price, multiplied by the number of shares underlying the exercised options.

(2)
Value realized on vesting is based on the number of shares acquired on vesting, and the market price of the Company's stock on the day of vesting.

26    I    Maidenform Brands, Inc.

Pension Benefits

The following table reflects the present value of benefits accrued by each of the named executive officers from the Maidenform, Inc. Retirement Plan.

Named Executive Officer	Number of Years Credited Service #	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Maurice S. Reznik	9	21,834	—
Thomas J. Ward	6	176,755	—
Dorvin D. Lively	3	6,118	—
Steven N. Masket	25	402,734	—

(1)
Generally, compensation utilized for pension formula purposes includes salary and annual bonus not to exceed the ERISA and Code maximum compensation. Amounts related to equity awards are not included in the calculation of compensation for purposes of the pension benefit. Our pension plan, which is intended to be a tax-qualified defined benefit retirement plan, operates in the same manner for all participants and there is no special formula for the Chief Executive Officer or any of the other named executive officers. Of our named executive officers, only Messrs Ward and Masket have elected to participate in the supplemental benefit portion of the Maidenform, Inc. Retirement Plan, which is described under caption "Maidenform, Inc. Retirement Plans". The values reported in the "Present Value of Accumulated Benefit" column are theoretical and calculated and presented pursuant to SEC requirements and are based on assumptions used in preparing our audited financial statements for the year ended January 3, 2009. The Maidenform, Inc. Retirement Plan was frozen as to future benefit accruals and participation effective on January 1, 2007. See Note 8, "Benefit Plans," to our consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended January 3, 2009 for the assumptions made in calculating the change in pension value.

Potential Payments Upon Termination or Change-In-Control

The table below describes and estimates additional compensation and benefits that our named executive officers would become entitled to pursuant to their employment agreements and other agreements entered into between us and them upon a termination of their employment in certain circumstances or in the event of a change in control, in each case assuming such event had occurred on January 3, 2009. Where applicable, the amounts payable assume a $10.23 fair value of our Common Stock (the closing price on January 2, 2009). We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our named executive officers would receive in such circumstances. The table excludes (i) compensation amounts accrued through January 3, 2009 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) vested account balances under our retirement plans that are generally available to all of our salaried employees. In addition, where applicable, the amounts reflected for bonuses reflect the actual amounts paid to the named executive officers for the 2008 Fiscal Year, since the hypothetical termination or Change in Control date is the last day of the fiscal year for which the bonus is to be determined.

As discussed elsewhere in this proxy statement, Mr. Masket retired from his employment with us in March 2009. The actual payments payable to, and the actual benefits to be received by, Mr. Masket in connection with such termination of his employment are set forth below under the heading "Separation Agreement with Mr. Masket."

In addition, as discussed elsewhere in this proxy statement, Mr. Ward retired and Mr. Lively resigned from employment with us during the 2008 Fiscal Year. As neither individual was entitled to receive any payments or benefits from us upon such terminations of their employment, in accordance with SEC guidance, we have not included tables for Messrs. Ward and Lively below.

2009 Proxy Statement    I    27

Name	Trigger Event	Base Salary(1) ($)	Bonus ($)		Health Benefits(7) ($)	Acceleration of Equity Awards(8) ($)	Out- placement(9) ($)	Total ($)
Maurice S. Reznik	Termination Without Cause or for Good Reason (Post-CIC Termination)	862,500	718,750	(2)	46,994	346,122	10,000	1,984,366
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	862,500	479,731	(3)	46,994	94,893	10,000	1,494,118
	Change in Control—No Termination	—	—		—	346,122	—	346,122
	Death or Disability	—	40,160	(4)	—	94,893	—	135,053
Christopher W. Vieth	Termination Without Cause or for Good Reason (Post-CIC Termination)	425,000	255,000	(5)	30,370	93,952	—	804,322
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	425,000	11,310	(4)	30,370	23,488	—	490,168
	Change in Control—No Termination	—	—		—	93,952	—	93,952
	Death or Disability	—	11,310	(4)	—	23,488	—	34,798
Patrick J. Burns	Termination Without Cause or for Good Reason (Post-CIC Termination)	425,000	297,500	(5)	30,258	128,693	—	881,451
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	425,000	100,000	(4)	30,258	32,173	—	587,431
	Change in Control—No Termination	—	—		—	128,693	—	128,693
	Death or Disability	—	100,000	(4)	—	32,173	—	132,173
Steven N. Masket	Termination Without Cause or for Good Reason (Post-CIC Termination)	285,000	156,750	(5)	28,578	91,589	—	561,917
	Termination Without Cause or for Good Reason (not a Post-CIC Termination)	285,000	132,775	(6)	28,578	25,647	—	472,000
	Change in Control—No Termination	—	—		—	91,589	—	91,589
	Death or Disability	—	8,747	(4)	—	25,647	—	34,394

(1)
Represents a lump sum payment equal to his base salary, except that with respect to Mr. Reznik, the amount represents a lump sum payment equal to 1.5 times his base salary.

(2)
Represents a lump sum payment in the event of a termination of his employment by us without Cause or by him for Good Reason within 2 years following the consummation of a change in control (a "Post-CIC Termination") equal to one times the greater of his average annual bonus over the three fiscal years immediately preceding the 2008 Fiscal Year (the "3-year Average Bonus Amount") and his target bonus for the 2008 Fiscal Year.

(3)
Represents a lump sum payment in the event of a termination of his employment by us without Cause or by him for Good Reason that is not a Post-CIC Termination equal to one times the lesser of the 3-year Average Bonus Amount and his target bonus for the 2008 Fiscal Year.

(4)
Represents a lump sum payment equal to his actual annual bonus received for the 2008 Fiscal Year.

28    I    Maidenform Brands, Inc.

(5)
Represents a lump sum payment equal to his target bonus for the 2008 Fiscal Year.

(6)
Represents a lump sum payment equal to one times the lesser of his 3-year Average Bonus Amount and his target bonus for the 2008 Fiscal Year.

(7)
Represents our payment for the cost of his continuation health coverage for up to 12 months (or, 18 months, with respect to Mr. Reznik) following his termination.

(8)
Represents the fair market value of our Common Stock on January 3, 2009, less the exercise price, if applicable, multiplied by the number of shares of our Common Stock underlying all equity awards held by the named executive officer on such date that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

(9)
Represents our payment of up to a maximum of $10,000 for the cost of outplacement services.

Long-Term Incentive Plans

The Company has no long-term incentive plans other than its 2005 Stock Incentive Plan.

Report on Repricing of Options

There were no adjustments or amendments to the exercise price of stock options previously awarded to any of the named executive officers during the last fiscal year.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment Agreements with Messrs. Reznik, Vieth, Burns and Masket

Messrs. Reznik, Vieth, Burns and Masket all entered into employment agreements with us and our wholly-owned subsidiary Maidenform, Inc. that provide substantially the same terms, except as described below.

Each of the employment agreements provides for a one-year employment term with automatic one-year renewals for successive one year periods unless either party decides to terminate the agreement on 120 days' notice. The employment agreements provide that such named executive officers will receive an annual base salary in the amounts set forth below, subject to increase (but not decrease) as determined by the Compensation Committee:

Base Salary
Maurice Reznik	$575,000
Christopher Vieth	$425,000
Patrick Burns	$425,000
Steven Masket	$285,000

The employment agreements each set the target bonus for 100% achievement of the performance criteria set by the Compensation Committee for the 2008 Fiscal Year performance period and provide that for fiscal years following 2008 the annual bonuses for such named executive officers will be based on performance goals permitted under, and subject to, our bonus plans under in which such officers are eligible to participate (see "Compensation Discussion and Analysis—Elements of Executive Compensation—Details—Annual Performance Bonus" for a discussion regarding the 2008 Fiscal Year annual bonus for our named executive officers). Each such named executive officer is also entitled to participate in all benefit plans and programs available to our other senior employees.

In addition, in connection with his entering his employment agreement in October 2008, Mr. Burns received a signing bonus of $50,000 and his employment agreement provided that his annual bonus for the 2008 Fiscal Year would not be less than $100,000.

Each of the employment agreements provide that the named executive officer will be entitled to severance payments if his employment is terminated by us without "cause" or by the named executive officer with "good reason" (see definitions below), or if we

2009 Proxy Statement    I    29

elect not to extend the term of the agreement. Subject to the named executive officers execution of a general release of claims, the employment agreements provide for the following severance payments and benefits:

  •
  for Mr. Reznik, an amount equal to 1.5 times his then current base salary and for the other named executive officers an amount equal to their then current base salary;

  •
  an amount equal to (x) in the event of a termination of his employment without cause or for good reason within 2 years following a change in control (see below) (a "Post CIC Termination"), an amount equal to 1 times the greater of (i) an amount equal to such named executive officers average annual bonus over the three fiscal years immediately preceding his termination of employment (or, if less, the actual number of years of employment and determined by annualizing the bonus actually paid with respect to any partial year of employment) (the "3-year Average Bonus") and (ii) his target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to 1 times the lesser of (i) such named executive officers 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs.

  •
  if such named executive officer (or his dependents) timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), we will pay the cost of such COBRA coverage in an amount equal to 100% of the monthly premium for such coverage for up to 18 months in the case of Mr. Reznik and for up to 12 months for the other named executive officers.

In addition to the foregoing, Mr. Reznik's employment agreement also provides that upon any such termination, we will pay for outplacement services (up to a maximum of $10,000) until he obtains subsequent employment, but in no event beyond the last day of the second year following the year in which the termination occurs.

Notwithstanding the foregoing, Mr. Vieth's employment agreement provided that in the event of a termination of his employment without cause or for good reason before the end of the Fiscal 2008 that (x) is a Post CIC Termination, an amount equal to one times the greater of (i) an amount equal to the bonus Mr. Vieth would have been entitled for Fiscal 2008 had his employment not terminated, prorated to the date of termination and based on actual results for Fiscal 2008 (the "2008 Actual Bonus Amount"), and (ii) his target bonus for Fiscal 2008; or (y) that is not a Post CIC Termination, an amount equal to one times the lesser of (i) the 2008 Actual Bonus Amount and (ii) his target bonus for Fiscal 2008.

The employment agreements provide that if such named executive officers die or if we terminate their employment due to their having suffered a "disability" (as defined in the employment agreements), such named executive officer will be entitled to payment of an amount equal to the bonus he would have been entitled to receive for the year of termination had his employment not terminated, such amount to be prorated based on his period of employment during the year of termination and based upon actual results of the applicable performance goals.

The employment agreements provide that any equity awards granted to such named executive officers will vest and become exercisable in equal annual installments on each anniversary of the grant date over a four year period for so long as such named executive officer remains employed by us, subject to 100% acceleration of vesting upon a "change in control" (as defined under our 2005 Stock Incentive Plan). Upon a termination of employment by us without cause or by the named executive officer for good reason or as a result of non-extension of the term of employment by us, such equity incentives will vest with respect to the number of shares that would have otherwise vested during the 12 months following the date of his termination. None of our named executive officers is entitled to a golden parachute (280G) excise tax gross-up.

"Cause" is generally defined under the employment agreements to mean the executive's:

  •
  conviction for or entry of a plea of guilty or nolo contendere with respect to a felony or any misdemeanor crime involving moral turpitude;

30    I    Maidenform Brands, Inc.

  •
  willful misappropriation of our or any of our subsidiary companies' funds or property or other acts of fraud, dishonesty, self-dealing, or any significant violation of any duty of loyalty;

  •
  perpetration of an illegal act which causes material economic injury to us or any of our subsidiary companies; or

  •
  material breach of the employment agreement or material failure to perform the duties thereunder.

"Good reason" is generally defined under the employment agreements to mean the occurrence of any of the following events without the executive's consent:

  •
  a material diminution of the executive's authority, duties, responsibilities (including reporting requirements), or base salary;

  •
  the executive's relocation beyond a radius of 50 miles from our Iselin, New Jersey office (or, solely with respect to Mr. Reznik, our office in New York, New York); or

  •
  our material breach of the employment agreement.

In connection with their entering into their employment agreements during the 2008 Fiscal Year, we agreed to grant Messrs. Vieth and Burns restricted stock and SARs awards on June 2, 2008 and November 3, 2008, respectively. Each of the awards is subject to the vesting provisions set forth in the prior paragraph. See the Grants of Plan-Based Awards in the 2008 Fiscal Year Table set forth in this proxy statement for the amounts of such awards.

The employment agreements provide that such named executive officer cannot enter into any business activity directly competitive with our business for a period 18 months after the termination of his employment in the case of Mr. Reznik and for a period of 12 months for the other named executive officers. In addition, during such period, the named executive officer is prohibited from directly or indirectly soliciting any of our customers, attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their arrangements with us, or from attempting to influence any person from terminating or modifying his or her service relationship with us.

The employment agreement also contains proprietary information and confidentiality provisions and such named executive officers have agreed to assign to us any intellectual property rights they may have in any developments or discoveries that they conceive, create, make, develop, reduce to practice or acquires during the term of their employment.

Mr. Masket retired from his employment with us on March 6, 2009. See "Separation Agreement with Mr. Masket" below.

Employment Agreement with Mr. Ward

On May 11, 2004, Mr. Ward entered into an employment agreement with us and our wholly-owned subsidiary Maidenform, Inc., pursuant to which he served as our Chief Executive Officer. The agreement was for an initial term of four years and provided for automatic renewals for successive periods of one year unless either we or Mr. Ward decided to terminate the agreement on one year's notice. The agreement provided that Mr. Ward would receive a base salary of not less than $500,000 per year (increasing over the years to $625,000 in 2008) and that Mr. Ward would be eligible to receive annual incentive bonuses subject to the achievement of certain predetermined criteria. Mr. Ward was also entitled to participate in all benefit plans and programs available to our other senior employees.

The agreement provided that if Mr. Ward's employment was terminated by us without "cause" or by Mr. Ward with "good reason" (each as defined in the agreement), subject to Mr. Ward's execution of a general release of claims, Mr. Ward would have been entitled to:

  •
  receive a lump sum payment equal to two times the sum of his then current base salary plus his average annual bonus over the prior three calendar years; and

2009 Proxy Statement    I    31

  •
  if he (or his dependents) timely elects coverage under COBRA, we would have paid the cost of such COBRA coverage in an amount equal to 100% of the monthly premium for such coverage for up to 18 months.

The terms of the agreement provide that Mr. Ward cannot compete with us through his participation in any business in competition with any business conducted by us until two years after the termination of his employment with us. Additionally, during such two year period, Mr. Ward is prohibited from directly or indirectly soliciting any of our customers for the purpose of selling any products or services similar or comparable to our products and services. The agreement also prohibits Mr. Ward from attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their agreements with us, or from attempting to influence any employee from terminating or modifying his employment with us. The agreement also contains proprietary information and confidentiality provisions.

On July 28, 2008, Mr. Ward retired as our Chief Executive Officer and became the Chairman of the Board.

Employment Agreement with Mr. Lively

On October 14 2004, Mr. Lively entered into an employment agreement with us and our wholly-owned subsidiary Maidenform, Inc., pursuant to which he served as our Executive Vice President and Chief Financial Officer. The agreement provided for an initial term of one year, commencing on November 8, 2004, which would be automatically renewed for successive periods of one year unless either we or Mr. Lively decided to terminate the agreement on sixty days notice prior to the expiration of the then current term. The agreement provided that Mr. Lively would receive a base salary of not less than $350,000 per year (increasing over the years to $400,000 in 2008) and that Mr. Lively would be eligible to receive annual incentive bonuses of up to 75% of his base salary subject to the achievement of certain predetermined criteria. Mr. Lively was also entitled to participate in all benefit plans and programs available to our other senior employees.

The agreement provided that if Mr. Lively's employment was terminated by us without "cause" or by Mr. Lively with "good reason" (each as defined in the agreement) or if we failed to renew the term of the agreement then, subject to Mr. Lively's execution of a general release of claims, Mr. Lively would have been entitled to receive a lump sum payment equal to the amount of his then current base salary; and if he (or his dependents) timely elects coverage under COBRA, we would have paid the cost of such COBRA coverage in an amount equal to 100% of the monthly premium for such coverage for up to 12 months.

The terms of the agreement provide that Mr. Lively cannot compete with us through his participation in any business in competition with any business conducted by us until one year after the termination of his employment with us. Additionally, during such one year period, Mr. Lively is prohibited from directly or indirectly soliciting any of our customers for the purpose of selling any products or services similar or comparable to our products and services. The agreement also prohibits Mr. Lively from attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their agreements with us, or from attempting to influence any employee from terminating or modifying his employment with us. The agreement also contains confidentiality provisions.

Mr. Lively resigned from his employment with us on March 17, 2008.

SEPARATION AGREEMENT WITH MR. MASKET

On January 16, 2009, Mr. Masket entered into a separation agreement with us and our wholly-owned subsidiary Maidenform, Inc. that set forth the terms and conditions of Mr. Masket's retirement and resignation from his employment with us, effective as of March 6, 2009 (the "resignation date").

Under the separation agreement, during the period prior to the resignation date (the "transition period"), Mr. Masket agreed to assist in the transition of his duties and to continue to perform duties as requested by our Chief Executive Officer that were consistent with his

32    I    Maidenform Brands, Inc.

previous duties. During the transition period, Mr. Masket continued to receive his base salary and remained eligible to participate in Maidenform, Inc.'s employee benefit programs and arrangements.

The separation agreement provided that in consideration for Mr. Masket's agreement to waive and release any claims he may have against the Company Group and other related parties, and subject to his not exercising his right to revoke the separation agreement, Mr. Masket is entitled to receive:

  •
  payment of an amount equal to $372,395, paid in installments over a period of 12 months from the resignation date; and

  •
  subject to his timely election of COBRA continuation, for a period ending on the earlier of 12 months following the resignation date or his becoming eligible for medical and dental benefits from a subsequent employer, monthly payments in an amount equal to 100% of the premium for such COBRA coverage for the applicable month, grossed up to reflect all applicable taxes (the "COBRA continuation coverage").

In addition, subject to Mr. Masket's execution, delivery and non-revocation of an additional release, effective as of the resignation date, Mr. Masket is entitled to receive:

  •
  the COBRA Continuation Coverage for an additional 6 months, subject to the conditions, qualifications and limitations set forth above; and

  •
  executive outplacement services up to a maximum of $10,000, which benefit will (i) subject to (ii), be provided for a period of not less than 3 months commencing on the resignation date, and (ii) will in any event cease on the earlier of the date Mr. Masket obtains subsequent employment and September 6, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Since the beginning of the 2008 Fiscal Year, the members of our Compensation Committee have been Messrs. Axelrod (Chair) and Compton and Ms. Rose. In the past fiscal year, no other individuals served on our Compensation Committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

MAIDENFORM, INC. RETIREMENT PLANS

We sponsor a defined benefit plan, the Maidenform, Inc. Retirement Plan, covering substantially all of our eligible employees, including the named executive officers, who are not covered by benefit plans through their union. This plan is the result of the merger of two separate defined benefit plans, effective April 14, 1999. As of that date, the Restated Replacement Maidenform, Inc. Retirement Plan (the "Replacement Plan") (the successor to the original Maidenform, Inc. retirement plan, adopted effective in 1955) merged into the NCC Industries, Inc. Defined Benefit Pension Plan (the "NCC Plan"), and the combined plan was renamed the Maidenform, Inc. Retirement Plan (the "Retirement Plan"). After the merger, the Retirement Plan became responsible for payment of all vested benefits that were previously payable by the Replacement Plan and the NCC Plan. The Retirement Plan was frozen as to participation and benefit accrual on January 1, 2007.

We have included in our consolidated balance sheet at January 3, 2009 a liability in the amount of $5.2 million related to the Retirement Plan. Separately, in accordance with the actuarial valuation of the plan, the Retirement Plan did not require a minimum contribution to be made in the 2009 fiscal year for the 2008 plan year.

The Retirement Plan consists of a basic benefit and a supplemental benefit, as more fully described below.

Basic Benefit—Replacement Plan portion of the Retirement Plan

The basic non-contributory annual normal retirement benefit under the Replacement Plan portion of the Retirement Plan is determined as follows for employees employed on or after January 1, 1997: (i) 1.75% of the annual basic covered compensation (as

2009 Proxy Statement    I    33

described below) earned after 1983; (ii) 1.5% of the average annual basic covered compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1984, and in the case of a participant who has no service before 1983, 1.5% of the annual basic covered compensation in 1983; plus (iii) 1% of the average annual covered compensation in 1983 and 1984 multiplied by years of prior service (service prior to 1955). Basic covered compensation is limited to $10,000 per year through 1987, $15,000 in 1988, $18,000 per year for 1989 through 1993, and $26,000 per year thereafter through December 31, 2006.

Supplemental Benefit—Replacement Plan portion of the Retirement Plan

The Supplemental Benefit portion of the Retirement Plan also provides supplemental benefits to participants who elect to make payroll deductions equal to 2% of supplemental compensation (as described below) in order to pay a portion of the supplemental benefits.

Supplemental benefits are equal to the sum of: (i) 1.75% of supplemental compensation earned after 1988; (ii) 1.5% of supplemental compensation earned during 1985 through 1988; (iii) 1.5% of the average supplemental compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1985 during which the participant was a member in the supplemental benefit portion of the plan, and in the case of a participant who had no service before 1983, 1.5% of the supplemental compensation in 1983 and 1984); and (iv) 0.5% of the average supplemental compensation in 1983 and 1984 multiplied by the total number of years of prior service (service prior to 1955). So long as a participant contributes to the supplemental benefit, the participant will earn a supplemental benefit until the earlier of: (1) retirement or other termination of employment; or (2) the date the number of years service equals or exceeds 40. Supplemental compensation means compensation in excess of basic covered compensation (as defined above), subject to the legal limits ($220,000 for 2006, the last year prior to the freeze date).

Effective January 1, 2007, the Retirement Plan was frozen as to participation and benefit accrual.

MAIDENFORM, INC. SAVINGS PLAN

We sponsor a defined contribution plan, the Maidenform, Inc. Savings Plan, covering substantially all of our eligible employees who are not covered by benefit plans through their union. Participants in this plan are permitted to contribute up to 20% of their compensation (subject to legal limits) to the plan on a pre-tax basis. This plan provides for a safe harbor matching provision and we will make a safe harbor matching contribution on behalf of each participant in an amount equal to 100% of the first 3% of the participant's eligible compensation contributed to the plan and 50% of the next 2% of the participant's eligible compensation contributed to the plan. Effective March 1, 2009, this plan has been amended to reduce the matching contribution to 100% of the first 1.5% of the participant's eligible compensation contributed to the plan and 50% of the next 1% of the participant's eligible compensation contributed to the plan.

34    I    Maidenform Brands, Inc.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information regarding the Common Stock authorized for issuance under our equity compensation plans, as of January 3, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c)
Equity compensation plans approved by stockholders(2)	2,621,742	(3)	$6.75	733,194
Equity compensation plans not approved by stockholders	—		—	—

Total	2,621,742		$6.75	733,194

(1)
Excludes securities reflected in column (a). Effective July 6, 2005, we amended our 2004 Rollover Stock Option Plan, our 2004 Stock Option Plan, and our 2004 Stock Option Plan for Non-Employees Directors to provide that no additional equity-based awards shall be available for issuance under these plans, although previously granted stock options will continue to remain outstanding in accordance with the terms of the applicable option agreement and the applicable plan.

(2)
Our equity compensation plans which were approved by our stockholders are the 2004 Rollover Stock Option Plan, as amended, 2004 Stock Option Plan, as amended, 2004 Stock Option Plan for Non-Employees Directors, as amended, and the 2005 Stock Incentive Plan.

(3)
Includes SARs with respect to 397,812 shares of Common Stock with a weighted average reference price of $16.21 per share.

2009 Proxy Statement    I    35

Report of the Audit Committee of the Board of Directors

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The members of the Audit Committee are currently Ms. Rose (Chair), Mr. Compton and Ms. Eisenberg. Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of The New York Stock Exchange and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including Maidenform's balance sheet, statement of income and cash flow statement, as required by the NYSE rules. In addition, the Board has determined that Ms. Rose is an "audit committee financial expert" as defined by the SEC.

The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting and financial controls and risk, reviews and approves transactions between Maidenform and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The Audit Committee charter is available in the "Investor Relations–Governance" section of our website.

REVIEW OF THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE 2008 FISCAL YEAR

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2008 Fiscal Year with the Company's management. The Audit Committee has separately discussed with PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm for the 2008 Fiscal Year, the matters required to be discussed by PCAOB AU Section 380 ("Communication with Audit Committees"), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC the independence of that firm from the Company.

CONCLUSION

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the 2008 Fiscal Year for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Karen Rose (Chair) Harold Compton Barbara Eisenberg

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, and reference to the independence of the Audit Committee members are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

36    I    Maidenform Brands, Inc.

Proposal Two—Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2010, including each quarterly interim period, and the Board of Directors is asking the stockholders to ratify this appointment.

Although stockholder ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP is not required, the Board of Directors considers it desirable for the stockholders to ratify the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

Representatives from PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY PRICEWATERHOUSECOOPERS LLP FOR SERVICES RENDERED DURING THE FISCAL YEARS ENDING JANUARY 3, 2009 AND DECEMBER 29, 2007

Audit Fees

An aggregate of $1,267,700 and $1,567,700 was billed for the fiscal years ending January 3, 2009 and December 29, 2007, respectively, for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, statutory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees

An aggregate of $0 and $25,000 was billed for the fiscal years ending January 3, 2009 and December 29, 2007, respectively, for assurance and related services related to accounting consultations.

Tax Fees

An aggregate of $265,500 and $124,300 was billed for the fiscal years ending January 3, 2009 and December 29, 2007, respectively, for services related to tax compliance (review and preparation of corporate tax returns, review of the tax treatments for certain expenses). Other tax services included state and local tax planning and consultations with respect to various domestic and international tax matters.

All Other Fees

An aggregate of $0 and $28,400 was billed for the fiscal years ending January 3, 2009 and December 29, 2007.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all audit and permissible non-audit services. Pursuant to the Company's Audit Committee Pre-Approval Policy, certain types of services up to a predetermined fee limitation have received general pre-approval. The Audit Committee authorized its Chair to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

2009 Proxy Statement    I    37

As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 2, 2010.

38    I    Maidenform Brands, Inc.

Proposal Three—Approval of the Amendment and Restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan

Stockholders are being asked to approve an amendment and restatement of our 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan"), which, if approved, will be renamed the 2009 Omnibus Incentive Plan (the "Omnibus Plan"). The 2005 Stock Incentive Plan was initially adopted by the Board of Directors on July 7, 2005 and thereafter approved by our stockholders prior to our initial public offering in July 2005. The Omnibus Plan incorporates the provisions of the 2005 Stock Incentive Plan as currently in effect and includes the following key modifications, effective on the date of the 2009 stockholder meeting if approved by our stockholders:

  •
  Increase the aggregate share reserve.  The current aggregate share reserve of 1,750,000 shares of our common stock ("Common Stock") under the 2005 Stock Incentive Plan (of which 426,190 shares are available for grant as of April 3, 2009) will be increased by an additional 400,000 shares for a total share reserve of 2,150,000 shares under the Omnibus Plan. The Board of Directors believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and the benefit of our stockholders and that the proposed increase in the share reserve is necessary to insure that a sufficient reserve of Common Stock remains available for issuance to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success.

  •
  Limited stock option/stock appreciation right term.  We shortened the term of any stock option or SAR granted under the Omnibus Plan on or following the date of the Annual Meeting to no more than seven years after the date the award is granted (the 2005 Stock Incentive Plan currently provides for a term of up to 10 years for stock options and SARs).

  •
  Corporate governance best practices.  The Omnibus Plan adopts some key features that are designed to protect our stockholders' interests and to reflect corporate governance best practices, as follows:

  •
  Share counting.  We clarified that the total number of shares of Common Stock available for awards will be reduced by (i) the total number of stock options or SARs exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation. In addition, we have clarified that the Company may not use the cash proceeds it receives from stock option exercises to repurchase shares of Common Stock on the open market for reuse under the Omnibus Plan.

  •
  Use of "fungible" share limit.  We limited the number of "full-value awards" (e.g., restricted stock) that may be granted under the Omnibus Plan by counting shares granted pursuant to such awards against the aggregate share reserve as 1.65 shares for every share granted.

  •
  Repricing subject to stockholder approval.  The current terms of the 2005 Stock Incentive Plan that require that the repricing of stock options or SARs must occur only with prior stockholder approval are continued in the Omnibus Plan. In addition, the Omnibus Plan broadens this restriction to include that prior stockholder approval is required for a cash repurchase of stock options or SARs that are out-of-the-money.

  •
  Compensation Committee as the "Committee" for Non-Employee Directors.  We have provided that the Compensation Committee will be the Committee (as defined below) with respect to the application of the Omnibus Plan to non-employee directors (the Board of Directors currently serves as the Committee with respect to the application of the 2005 Stock Incentive Plan to non-employee directors).

  •
  Section 162(m) of the Internal Revenue Code/Performance-based compensation.  Under a transition period that ends at the Annual Meeting, the 2005 Stock Incentive Plan and the awards made thereunder during the transition period were exempt

2009 Proxy Statement    I    39

    from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (discussed below). Accordingly, due to the pending expiration of the transition period, the Omnibus Plan contains provisions that will permit us to grant awards that are intended to qualify under the "performance-based compensation" exception under Section 162(m) of the Code. These provisions include the addition of individual participation limits (as discussed below in the summary of the Omnibus Plan) and require stockholder approval of the performance goals described below.

  •
  Performance-based cash awards.  Prior to our initial public offering, we also adopted the Maidenform Brands, Inc. 2005 Annual Performance Bonus Plan (the "Bonus Plan") which was also exempt from the requirements of Section 162(m) of the Code during the transition period. In order to consolidate all of the awards that we may grant that are intended to comply with the "performance-based compensation" exception under Section 162(m) of the Code, the Omnibus Plan provides for the grant of performance-based cash awards that are intended to qualify as "performance-based compensation." Because performance-based cash awards may be made in addition to stock-based awards, the 2005 Stock Incentive Plan has been renamed the "Maidenform Brands, Inc. 2009 Omnibus Incentive Plan."

  •
  Term Extension.  We extended the term of the Omnibus Plan until April 3, 2019 (currently the 2005 Stock Incentive Plan is scheduled to expire on July, 7, 2015).

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and three other executive officers (other than the chief financial officer) whose compensation is disclosed in its proxy statement. Certain compensation, including qualified "performance-based compensation," is not subject to the deduction limitation if certain requirements are met. As discussed above, the 2005 Stock Incentive Plan and the Bonus Plan were adopted prior to our initial public offering and therefore awards granted thereunder were exempt from the requirements of Section 162(m) of the Code during a transition period that ends at the Annual Meeting. Our Board of Directors believes it is important to have the ability to grant equity and cash incentive compensation that qualifies as "performance-based" compensation in order to retain the corporate tax deductibility of the payments.

Our Board of Directors recommends that stockholders approve the amendment and restatement of our 2005 Stock Incentive Plan, renamed as the 2009 Omnibus Incentive Plan. If the requisite stockholder approval of the Omnibus Plan is not obtained, it will not take effect and all provisions of the 2005 Stock Incentive Plan will remain effective.

The following description of the Omnibus Plan is only a summary and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached as Annex A to this Proxy Statement.

Administration.    The Omnibus Plan is administered by a committee (the "Committee"), which will be the Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors appointed from time to time by the Board of Directors, consisting of two or more non-employee directors, each of whom is intended to be, to the extent required, a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an outside director as defined under Section 162(m) of the Code and an independent director for the purposes of the applicable stock exchange rules.

Generally, the Committee has the authority to administer and interpret the Omnibus Plan: In particular, among other things the Committee has the authority to:

  •
  select the persons to whom awards will be granted;

  •
  determine the types of awards to be granted;

  •
  determine the terms and conditions of each award;

  •
  determine the number of shares of Common Stock to be covered by each award;

40    I    Maidenform Brands, Inc.

  •
  set performance criteria and the performance period with respect to any award for which the grant, vesting, or payment of such award is conditioned upon the attainment of specific performance criteria and to certify the attainment of any such performance criteria; and

  •
  generally, exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote our best interests that are not in conflict with the provisions of the Omnibus Plan.

The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the Omnibus Plan. Awards under the Omnibus Plan may not be made on or after the tenth anniversary of the Omnibus Plan's adoption by the Board of Directors, except that awards (other than stock options or SARs) that are intended to be "performance-based" under Section 162(m) of the Code will not be made on or after the first stockholder meeting that occurs in the fifth year following the year in which the stockholders approve the performance goals set forth in the Omnibus Plan unless the performance goals set forth in the Omnibus Plan are reapproved (or other designated performance criteria are approved) by the stockholders.

Eligibility and Types of Awards.    All of our and our affiliates' employees and consultants and our non-employee directors, currently estimated at approximately 1,050 persons, are eligible to be granted nonqualified stock options, SARs, restricted stock, performance shares, other stock-based awards and performance-based cash awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the Omnibus Plan.

Available Shares.    The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Omnibus Plan or with respect to which awards may be granted thereunder may not exceed 2,150,000 shares. Any shares of Common Stock that are subject to restricted stock, performance shares or other stock-based awards that confer potential for gain other than based on the appreciation of the value of a share of Common Stock ("Full-Share Awards") will be counted against this limit as 1.65 shares for every share granted. Awards of Common Stock under the Omnibus Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock held in our treasury. If any stock option, SAR or other stock-based award that is not a Full Share Award is cancelled, expires or terminates unexercised for any reason, the shares covered by such awards will again be available for the grant of awards under the Omnibus Plan. If any shares of Common Stock that are subject to restricted stock, performance shares or other stock-based awards that are Full-Share Awards are forfeited for any reason 1.65 shares of Common Stock will again be available for the grant of awards under the Omnibus Plan. The number of shares of Common Stock available for awards under the Omnibus Plan will be reduced by the total number of stock options or SARs exercised (regardless of whether the shares of Common Stock underlying such awards are not actually issued as the result of net settlement) and any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from stock option exercises to repurchase shares of Common Stock on the open market for reuse under the Omnibus Plan. Awards that may be settled solely in cash will not be deemed to use shares reserved under the Omnibus Plan.

The maximum number of shares of Common Stock with respect to which any stock option, SAR, performance shares denominated in shares of Common Stock, other stock based awards or shares of restricted stock that are subject to the attainment of specified performance criteria may be granted under the Omnibus Plan during any fiscal year to any eligible employee or consultant will be 500,000 shares per type of award. The total number of shares of Common Stock with respect to all of such types of awards that may be granted under the Omnibus Plan during any fiscal year to any eligible employee or consultant will be 500,000 shares. There is no annual individual eligible employer or consultant limit on the number of shares of Common Stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals. The maximum number of shares of Common Stock subject to all types of awards that may be granted under the Omnibus Plan during any fiscal year to any non-employee director will be 50,000 shares. The maximum value at grant of cash-denominated performance awards which may be granted to an eligible employee or consultant during any fiscal year is $5,000,000. The foregoing individual participation limits are cumulative. Accordingly, to the extent that shares of Common Stock for which awards are permitted to be granted during a fiscal year are not covered by an award in

2009 Proxy Statement    I    41

a fiscal year, the number of shares of Common Stock available for awards to the employee or consultant will automatically increase in subsequent fiscal years during the term of the Omnibus Plan until used.

The Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events as provided in the Omnibus Plan.

If stockholders approve the amendment and restatement of the 2005 Stock Incentive Plan, we intend to file a Registration Statement on Form S-8 with the SEC to register the additional 400,000 shares by which the share reserve under the Omnibus Plan is being increased as soon as practicable after the Annual Meeting.

On April 3, 2009, the closing price of a share of our Common Stock on the New York Stock Exchange was $10.07.

Awards Under the Omnibus Plan.    The following types of awards are available under the Omnibus Plan:

Stock Options.    The Committee may grant incentive stock options (only to eligible employees) and nonqualified stock options to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed seven years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value). Unless otherwise determined by the Committee at the time of grant, stock options are subject to termination if prior to exercise the recipient engages in Detrimental Activity (as defined in the Omnibus Plan), or if the recipient engages in Detrimental Activity during the one-year period following the later of the date the stock option is exercised or becomes vested, we may recover at any time within the one-year period following such date, and upon request the recipient will pay to us, an amount equal to any gain realized as a result of the exercise (collectively, the "Detrimental Activity Provisions").

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash, check, bank draft or money order; solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to us to promptly deliver to us an amount equal to the purchase price; or on such other terms and conditions as a may be acceptable to the Committee, including by the surrender of previously acquired shares or by direction to us to withhold option shares to satisfy the exercise price.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The maximum term permitted for SARs will be seven years. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be no less than the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee also may grant "limited SARs," either as Tandem SARs or Non-Tandem SARs, which become exercisable only upon the occurrence of a change in control (as defined in the Omnibus Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Unless otherwise determined by the Committee at grant, SARs are subject to the Detrimental Activity Provisions.

Restricted Stock.    The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the

42    I    Maidenform Brands, Inc.

right to tender such shares in the event of a merger, recapitalization, reorganization or similar event involving us, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Unless otherwise determined by the Committee at grant, restricted stock will be subject to the Detrimental Activity Provisions.

Recipients of restricted stock are required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance criteria, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulas or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Omnibus Plan, included in Annex A hereto and discussed in general below, and such other factors as the Committee may determine in its sole discretion, including to comply with Code Section 162(m).

Performance Shares.    The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. The performance criteria for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, attached as Annex A hereto and discussed in general below. If, by the end of the performance period, the recipient has achieved the specified performance criteria, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof. Unless otherwise determined by the Committee at grant, performance shares will be subject to the Detrimental Activity Provisions.

Other Stock-Based Awards.    The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units, deferred stock units and awards valued by reference to the book value of shares of Common Stock) under the Omnibus Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance criteria for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Omnibus Plan, included in Annex A hereto and discussed in general below.

Performance-Based Cash Awards.    The Committee may, subject to limitations under applicable law, make a grant of cash awards either alone or in tandem with other awards granted under the Omnibus Plan to employees and consultants that are contingent upon the satisfaction of certain pre-established performance criteria that are reached within a specified performance period, each of which, together with any other terms and conditions, will be determined by the Committee in its sole discretion at the time of grant. At the time the performance criteria are established, the Committee will prescribe a formula to determine the maximum or minimum percentages (which may be greater or less than 100%) of the individual target award which may be earned or payable based upon the degree of attainment of the performance criteria during the performance period. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant's individual target award regardless of the degree of attainment of the performance criteria; provided that, except as otherwise specified by the Committee with respect to an individual target award, no discretion to reduce a performance-based cash award earned based on achievement of the applicable performance criteria will be

2009 Proxy Statement    I    43

permitted for any performance period in which a change of control occurs, or during such performance period with regard to the prior performance periods if the performance-based cash awards for the prior performance periods have not been paid by the time of the change of control, with regard to individuals who were participants at the time of the change of control. The performance criteria for performance-based cash awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, attached as Annex A hereto and discussed in general below.

Performance Goals.    The Committee may grant awards of restricted stock, performance shares, other stock-based awards and performance-based cash awards that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. These awards may be granted, vest and/or be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

  •
  enterprise value or value creation targets;
  •
  after-tax or pre-tax profits, including without limitation as attributable to our continuing and/or other operations;
  •
  operational cash flow or economic value added;
  •
  specified objectives with regard to limiting the level of increase in all or a portion of, our bank debt or our other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;
  •
  earnings per share, earnings per share from continuing operations;
  •
  sales (domestic and/or international), operating performance and efficiency (including shipment performance and inventory management), revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;
  •
  return on capital employed, return on invested capital or return on assets;
  •
  total shareholder return, including after-tax or pre-tax return on stockholder equity;
  •
  fair market value or book value of the shares of Common Stock;
  •
  growth in the value of an investment in Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;
  •
  a transaction that results in the sale of our stock or assets;
  •
  earnings before interest, taxes plus amortization and depreciation;
  •
  reduction in expenses or cost savings;
  •
  strategic objectives including management development, new product development and introduction; or
  •
  any financial metric set forth in the Omnibus Plan or in our financial statements as a percentage of another financial metric.

To the extent permitted by law, unless the Committee otherwise determines that appropriate adjustments should be made to reflect the impact of an event or occurrence, the Committee will exclude the impact of any of the following events or occurrences:

  •
  restructurings, discontinued operations, extraordinary items or events and other unusual or non-recurring charges;
  •
  an event either not directly related to our operations or not within the reasonable control of our management; or
  •
  a change in tax law or a change in accounting standards required by generally accepted accounting principles.

Performance goals also may be based on individual participant performance objectives, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon our (or our affiliates, subsidiaries, divisions, other operational units, business segments or administrative departments) attainment of specified levels under one or more of the measures described above relative to the performance of other corporations. To the extent permitted by law, the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control.    Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest, or restrictions will not lapse, upon a change in control. In addition, in the discretion of the

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Committee, awards may be assumed and continued or substituted in accordance with applicable law, purchased by us for an amount equal to the excess of the price of the Common Stock paid in a change in control (not to exceed the fair market value of the Common Stock at the time of purchase) over the exercise price of such award, or cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination.    Notwithstanding any other provision of the Omnibus Plan, the Board of Directors or the Committee may at any time amend any or all of the provisions of the Omnibus Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Omnibus Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders will be obtained to the extent required by applicable law or the rules of the exchange or system on which our securities are then listed or traded. In addition, other than adjustments or substitutions specifically permitted in the Omnibus Plan, no amendment to the Omnibus Plan or to an outstanding award may reduce the exercise price of stock options or SARs or cancel out-of-the-money outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR, unless such transaction is approved in advance by the stockholders.

Miscellaneous.    Awards granted under the Omnibus Plan generally are nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members or trusts. Transfers for value are prohibited.

Certain U.S. Federal Income Tax Consequences.    The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Omnibus Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and we will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to us.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period), and we will not be entitled to a tax deduction in respect of such capital gain.

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Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and we will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options.    With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) our entitlement to a tax deduction is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and three other executive officers (other than the chief financial officer) whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Omnibus Plan is intended to satisfy these requirements with respect to options.

Awards may be deferred as to settlement under the Omnibus Plan, either as a mandatory term of the award or at the election of the participant if permitted by the Committee. Any deferrals, including awards that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to U.S. participants. These requirements include limitations on election timing, acceleration of payments, and the timing of distributions. We intend to structure any deferrals and awards under the Omnibus Plan to meet the applicable tax law requirements so that U.S. participants are not subject to tax penalties, interest, and unexpected recognition of income under Section 409A, but there can be no assurance that the Section 409A requirements will be met in all cases.

The Omnibus Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Omnibus Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Awards in 2009.    Subject to the approval of the Omnibus Plan by the stockholders, our Compensation Committee has approved the grant of a performance-based cash award to Maurice Reznik, our Chief Executive Officer, with a target award of $718,750 and a maximum award of $1,344,063. The award is intended to comply with the "performance-based compensation" exception under Section 162(m) of the Code and is based on the level of our achievement of net sales, operating income, market share and personal goals as established by the Committee. See "Compensation Discussion and Analysis—Elements of Executive Compensation—Details—Annual Performance Bonus" for additional information regarding this award.

Had the performance goals and target award for the performance-based cash award for Mr. Reznik been in effect during the 2008 Fiscal Year, the amount that would have been payable to Mr. Reznik with respect to 2009, before any reduction by the Compensation Committee, would have been $588,728. Such amount is based on GAAP operating income, net sales and market share for 2008 and assumes that the personal objectives were not achieved at the threshold level. If the personal objectives had been achieved at threshold, target and maximum levels, such amount would be increased by $57,500, $143,750 and $194,062, respectively.

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Future Omnibus Plan Awards.    Except as set forth above, the terms and number of awards to be granted in the future under the Omnibus Plan are to be determined in the discretion of the Committee. Since no other determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our eligible employees, consultants or non-employee directors cannot be determined at this time.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the Annual Meeting is required to approve the 2009 Omnibus Incentive Plan and the amendment and restatement of the 2005 Stock Incentive Plan, provided that the total vote cast on the proposal (both for and against) represents over 50% in interest of all outstanding shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE MAIDENFORM BRANDS, INC. 2009 OMNIBUS INCENTIVE PLAN.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports which Maidenform has received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the 2008 Fiscal Year, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2008 Fiscal Year, Maidenform believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its Common Stock.

Certain Relationships and Related Party Transactions

The Audit Committee, pursuant to its written charter, is charged with the responsibility of reviewing certain issues involving potential conflicts of interest, and reviewing and approving all related party transactions, including those required to be disclosed as a "related party" transaction under applicable federal securities laws. The Audit Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented. Other than as described above, no transaction requiring disclosure under applicable federal securities laws occurred during the 2008 Fiscal Year that was submitted to the Audit Committee for approval as a "related party" transaction.

Annual Report/Householding

The Company filed an Annual Report on Form 10-K with the SEC on March 11, 2009. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations at the Company's principal executive offices located at 485F US Highway 1 South, Iselin, NJ 08830.

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A copy of the Company's Annual Report on Form 10-K for the 2008 Fiscal Year, including audited financial statements, is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

In order to reduce printing and postage costs, only one Annual Report or Proxy Statement, as applicable, will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, the Company will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any stockholder who sends a written request to Investor Relations at the Company's principal executive offices located at 485F US Highway 1 South, Iselin, NJ 08830. If your household is receiving multiple copies of the Company's annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Investor Relations, at the Company's principal executive offices located at 485F US Highway 1 South, Iselin, NJ 08830.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card.

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 Annex A

MAIDENFORM BRANDS, INC.

2009 OMNIBUS INCENTIVE PLAN

(Amended and Restated Effective May 21, 2009)

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ARTICLE I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

This Plan, in the form set forth herein, is effective as of the Restatement Date (as defined in Article XVI) and is an amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan (the "Initial Plan") which was initially effective July 7, 2005.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1    "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company's assets.

2.2    "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

2.3    "Appreciation Award" means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4    "Ares Person" means (i) Ares Corporate Opportunities Fund, L.P., a limited partnership organized under the laws of Delaware; (ii) any investment fund, investment account or investment partnership whose investment manager, investment advisor or general partner, is an Ares Person or the investment manager, investment advisor or general partner of an Ares Person; (iii) any Affiliate of any Person specified in clause (i) or (ii) above; (iv) any member or partner of any Person specified in clause (i), (ii) or (iii) above; or (v) any officer or employee of any Person specified in clause (i)-(iv) above.

2.5    "Award" means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.6    "Board" means the Board of Directors of the Company.

2.7    "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to: (i) a Participant's conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud which could cause significant economic injury to the Company; (iii) a Participant's insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant's duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant's willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement,

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consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.8    "Change in Control" has the meaning set forth in Section 12.2.

2.9    "Change in Control Price" has the meaning set forth in Section 12.1.

2.10    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.11    "Committee" means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a "non-employee director" as defined in Rule 16b-3; (ii) to the extent required Section 162(m) of the Code, an "outside director" as defined in Section 162(m) of the Code; and (iii) an "independent director" as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rules. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.12    "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

2.13    "Company" means Maidenform Brands Inc., a Delaware corporation, and its successors by operation of law.

2.14    "Consultant" means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company's or its Affiliates' securities.

2.15    "Detrimental Activity" means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the General Counsel or the Chief Executive Officer of the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant's Termination; (b) any activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a termination for Cause; (c) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; or (d) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). If it is determined by a court of competent jurisdiction that any provision in this Plan in respect of Detrimental Activities is excessive in duration or scope or otherwise is unenforceable, then such provision may be modified or supplemented by the court to render it enforceable to the maximum extent permitted by law.

2.16    "Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.

2.17    "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

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2.18    "Eligible Employees" means each employee of the Company or an Affiliate.

2.19    "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.20    "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.21    "Family Member" means "family member" as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.22    "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.23    "Individual Target Award" has the meaning set forth in Section 11.1.

2.24    "Limited Stock Appreciation Right" has the meaning set forth in Section 7.5.

2.25    "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate.

2.26    "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.27    "Other Stock-Based Award" means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.28    "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.29    "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.30    "Performance-Based Cash Award" means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance criteria during a Performance Period.

2.31    "Performance Period" means each fiscal year of the Company or such period (as specified by the Committee) over which the performance of any performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) is to be measured.

2.32    "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.33    "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

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2.34    "Plan" means this Maidenform Brands, Inc. 2009 Omnibus Incentive Plan, as amended from time to time.

2.35    "Reference Stock Option" has the meaning set forth in Section 7.1.

2.36    "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.37    "Restriction Period" has the meaning set forth in Subsection 8.3(a).

2.38    "Retirement" means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, with respect to such Participant at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any involuntary Termination of Employment or Termination of Consultancy by the Company or an Affiliate for any reason with or without Cause. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.39    "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.40    "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.41    "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.42    "Section 409A of the Code" means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.43    "Stock Appreciation Right" means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.44    "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.45    "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.46    "Tandem Stock Appreciation Rights" has the meaning set forth in Section 7.1.

2.47    "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.48    "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.49    "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the

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foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.50    "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.51    "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.52    "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1    The Committee.    This Plan shall be administered and interpreted by the Committee.

3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards; and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

  (a)    to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

  (b)    to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

  (c)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

  (d)    to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

  (e)    to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

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  (f)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

  (g)    to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

  (h)    to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

  (i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

  (j)    to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto; and

  (k)    generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

3.3    Guidelines.    Subject to Article XIII hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be "performance-based," the applicable provisions of Section 162(m) of the Code and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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3.6    Designation of Consultants/Liability.

  (a)    The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

  (b)    The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, employee's, member's or former member's fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, employees, directors or members may have under applicable law, under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1    Shares.

  (a)    General Limitations.    The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 2,150,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards shall be counted against this limit as 1.65 shares for every share granted. If any Option, Stock Appreciation Right or Other Stock-Based Award that is an Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under this Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards granted under this Plan to a Participant are forfeited for any reason, 1.65 shares of Common Stock shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the

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  open market for reuse under this Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.

  (b)    Individual Participation Limitations.

       (i)  The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares denominated in shares of Common Stock for any Performance Period, Other Stock-Based Awards, or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of performance criteria in accordance with Section 8.3(b) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

      (ii)  The maximum number of shares of Common Stock subject to all types of Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall not exceed 50,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director's individual share limitation.

      (iii)  There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of performance criteria in accordance with Section 8.3(b) hereof.

     (iv)  The maximum value at grant of Performance Shares denominated in dollars for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $5,000,000. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

      (v)  The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of this Plan until used.

     (vi)  The individual Participation limitation for Performance Cash Awards is set forth in Section 11.2(f) of this Plan.

4.2    Changes.

  (a)    The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

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  (b)    Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the Committee shall make such adjustments consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, to the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof, and/or the individual Participant limits set forth in Section 4.1(b) (other than those based on cash limitations). Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

  (c)    Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

  (d)    In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XII shall apply.

4.3    Minimum Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1    General Eligibility.    All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant

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or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute "service recipient stock" for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director.

5.2    Incentive Stock Options.    Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement.    The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1    Options.    Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2    Grants.    The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3    Terms of Options.    Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

  (b)    Stock Option Term.    The term of each Stock Option shall be fixed by the Committee; provided that no Stock Option granted prior to the Restatement Date (as defined in Article XVI) shall be exercisable more than 10 years after the date the Option is granted and that no Stock Option granted on or after the Restatement Date shall be exercisable more than 7 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

  (c)    Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year

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  after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

  (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

  (e)    Non-Transferability of Options.    No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

  (f)    Termination by Death, Disability or Retirement.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if Participant's Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

  (g)    Involuntary Termination Without Cause.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

  (h)    Voluntary Termination.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

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  (i)    Termination for Cause.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination (x) is for Cause or (y) is a voluntary Termination (as provided in sub-section (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

  (j)    Unvested Stock Options.    Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

  (k)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

  (l)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) subject to Section 13.1(d), modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

  (m)    Early Exercise.    The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

  (n)    Other Terms and Conditions.    Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.3(a).

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  (b)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

  (c)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

  (d)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

  (e)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

  (f)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

  (g)    Non-Transferability.    Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of this Plan.

7.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

  (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

  (b)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Stock Appreciation Right granted prior to the Restatement Date (as defined in Article XVI) shall be exercisable more than 10 years after the date the right is granted and that no Non-Tandem Stock Appreciation Right granted on or after the Restatement Date shall be exercisable more than 7 years after the date the right is granted.

  (c)    Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise

2009 Proxy Statement    I    A-13

  determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

  (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

  (e)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

  (f)    Non-Transferability.    No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant's lifetime, only by the Participant.

  (g)    Termination.    Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.3 (f) through (j) of this Plan.

7.5    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a "Limited Stock Appreciation Right"). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1    Awards of Restricted Stock.    Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

A-14    I    Maidenform Brands, Inc.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2    Awards and Certificates.    Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

  (a)    Purchase Price.    The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

  (b)    Acceptance.    Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

  (c)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Maidenform Brands, Inc. (the "Company") 2009 Omnibus Incentive Plan (as amended from time to time, the "Plan") and an Agreement entered into between the registered owner and the Company dated                                      . Copies of such Plan and Agreement are on file at the principal office of the Company."

  (d)    Custody.    If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

  (a)    Restriction Period.    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance criteria pursuant to Section 8.3(b) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

  (b)    Objective Performance Goals, Formulae or Standards.    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with

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  Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (c)    Rights as a Stockholder.    Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

  (d)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

  (e)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1    Award of Performance Shares.    Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

9.2    Terms and Conditions.    Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

  (a)    Earning of Performance Share Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance criteria established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

A-16    I    Maidenform Brands, Inc.

  (b)    Non-Transferability.    Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

  (c)    Objective Performance Goals, Formulae or Standards.    The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (d)    Dividends.    Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

  (e)    Payment.    Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

  (f)    Termination.    Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

  (g)    Accelerated Vesting.    Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1    Other Awards.    The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

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The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

10.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

  (a)    Non-Transferability.    Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

  (b)    Dividends.    Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

  (c)    Vesting.    Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

  (d)    Price.    Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

  (e)    Payment.    Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

PERFORMANCE-BASED CASH AWARDS

11.1    Performance-Based Cash Awards.    Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award. The Committee may also provide for the payment of a dollar amount under a Performance-Based Cash Award upon the completion of a specified Performance Period.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified objective performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

A-18    I    Maidenform Brands, Inc.

Subject to Section 11.2(f), for any Participant the Committee may, in its sole discretion, specify a targeted Performance-Based Cash Award for a Performance Period (each an "Individual Target Award"). An Individual Target Award may be expressed, at the Committee's sole discretion, as a fixed dollar amount, a percentage of the Participant's base pay, as a percentage of a bonus pool funded by a formula as determined by the Committee based on achievement of performance criteria, or an amount determined pursuant to an objective formula or standard. The Committee's establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for or any other Participant for that Performance Period or any subsequent Performance Period. At the time the performance criteria are established (as provided in Section 11.2(c)), the Committee shall prescribe a formula to be used to determine the maximum and minimum percentages (which may be greater or less than one-hundred percent (100%), as applicable) of an Individual Target Award that may be earned or payable based upon the degree of attainment of the performance criteria during the Performance Period. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant's Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance criteria; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable performance criteria shall be permitted for any Performance Period in which a Change of Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change of Control, with regard to individuals who were Participants at the time of the Change of Control.

11.2    Terms and Conditions.    Performance-Based Cash Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

  (a)    Committee Certification.    At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the performance criteria established pursuant to Section 11.2(c) are achieved and, if applicable, the percentage of the Participant's Individual Target Award that has been vested and earned.

  (b)    Waiver of Limitation.    In the event of the Participant's Retirement (other than with respect to Performance-Based Cash Awards that are intended to comply with Section 162(m) of the Code), Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

  (c)    Objective Performance Goals, Formulae or Standards.    The Committee shall, in its sole discretion, establish the objective performance criteria for the earning of Performance-Based Cash Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

  (d)    Payment.    Following the Committee's determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be paid to the Eligible Employee or his legal representative, in accordance with the terms and conditions set forth in Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2 1/2) months after the expiration of the fiscal year of the Company

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  in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an "increase in the amount of compensation" under Code Section 162(m). To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.

  (e)    Termination.    Unless otherwise determined by the Committee, in its sole discretion, no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid.

  (f)    Maximum Payments.    The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of performance criteria in accordance with Section 11.2(c) which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $5,000,000; provided, however, that the foregoing limit shall be adjusted on a proportionate basis for any Performance-Based Cash Award with a Performance Period that is not based on one (1) fiscal year of the Company.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

12.1    Benefits.    In the event of a Change in Control of the Company , and except as otherwise provided by the Committee in an Award agreement, a Participant's unvested Award shall not vest and a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

  (a)    Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

  (b)    The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that such price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

  (c)    The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.

  (d)    Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

A-20    I    Maidenform Brands, Inc.

12.2    Change in Control.    Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a "Change in Control" shall be deemed to occur following any transaction if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any Ares Person, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; (ii) the stockholders of the Company approve a plan of complete liquidation of the Company; provided, that this subsection (ii) shall not constitute a Change in Control with respect to the amount of any payment pursuant to an Award under this Plan, or any portion thereof, that is triggered upon a Change in Control and that is intended to constitute "non-qualified deferred compensation" pursuant to Section 409A of the Code; or (iii) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

13.1    Termination or Amendment.    Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, that without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law and the exchange or system on which the Company's securities are then listed or traded, no amendment may be made that would:

  (a)    increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

  (b)    increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2) and Section 11.2(f);

  (c)    change the classification of individuals eligible to receive Awards under this Plan;

  (d)    other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights;

  (e)    extend the maximum option period under Section 6.4;

  (f)    alter the Performance Goals set forth in Exhibit A;

  (g)    award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(l); or

  (h)    require stockholder approval in order for this Plan to comply with the applicable rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

2009 Proxy Statement    I    A-21

ARTICLE XIV

UNFUNDED PLAN

14.1    Unfunded Status of Plan.    This Plan is an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1    Legend.    The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3    No Right to Employment/Directorship/Consultancy.    Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

15.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5    No Assignment of Benefits.    No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6    Listing and Other Conditions.

  (a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such

A-22    I    Maidenform Brands, Inc.

  shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

  (b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

  (c)    Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

  (d)    A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7    Governing Law.    This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9    Other Benefits.    No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10    Costs.    The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12    Death/Disability.    The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

15.13    Section 16(b) of the Exchange Act.    All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

15.14    Section 409A of the Code.    Although the Company does not guarantee the particular tax treatment of an Award granted under this Plan, Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest

2009 Proxy Statement    I    A-23

or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.15    Successor and Assigns.    This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

15.17    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

        The Initial Plan was originally adopted by the Board in its resolution adopting the Initial Plan on July 7, 2005 and was thereafter approved by the stockholders of the Company in 2005. The Board subsequently approved this amendment and restatement of the Initial Plan in the form set forth herein (the "Amended and Restated Plan") subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company's 2009 annual stockholders' meeting to be held on May 21, 2009 (the "Restatement Date"). If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective.

ARTICLE XVII

TERM OF PLAN

        No Award shall be granted pursuant to this Plan on or after April 3, 2019, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Stock Options or Stock Appreciation Rights) that is intended to be "performance-based" under Section 162(m) of the Code shall be granted on or after the first meeting of the Company's stockholders that occurs in the fifth year following the year of stockholder approval of the Amended and Restated Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance criteria are approved) by the stockholders. In the event that any such Award is granted, the Award shall be a valid Award but it shall not qualify for the "performance-based compensation" exception under Section 162(m) of the Code unless it is granted subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant.

ARTICLE XVIII

NAME OF PLAN

        This Plan shall be known as "The Maidenform Brands, Inc. 2009 Omnibus Incentive Plan."

A-24    I    Maidenform Brands, Inc.

EXHIBIT A

PERFORMANCE GOALS

A.    Performance Goals.    Performance goals established for purposes of the grant, vesting or payment of Awards of Restricted Stock, Performance Shares, Other Stock-Based Awards, or Performance-Based Cash Awards that are intended to be "performance-based" under Section 162(m) of the Code shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following criteria ("Performance Goals"):

  (a)  enterprise value or value creation targets;

  (b)  after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company;

  (c)  operational cash flow or economic value added;

  (d)  specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, or other capital structure improvements, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

  (e)  earnings per share or earnings per share from continuing operations;

  (f)  sales (domestic and/or international), operating performance and efficiency (including shipping performance and inventory management), revenues, net income, gross margin, operating income or earnings before income tax or other exclusions;

  (g)  return on capital employed, return on invested capital, or return on assets;

  (h)  total shareholder return, including after-tax or pre-tax return on stockholder equity;

  (i)  the fair market value or book value of the shares of the Company's Common Stock;

  (j)  the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends, dividend growth or market capitalization;

  (k)  a transaction that results in the sale of stock or assets of the Company;

  (l)  earnings before interest, taxes plus amortization and depreciation;

  (m)  reduction in expenses or cost savings;

  (n)  strategic objectives including management development, new product development and introduction; or

  (o)  any financial metric set forth herein or in the Company's financial statements as a percentage of another financial metric.

To the extent permitted under Section 162(m) of the Code, unless the Committee otherwise determines, in its sole discretion, that appropriate adjustment should be made to reflect the impact of an event or occurrence, the Committee shall exclude the impact of any of the following events or occurrences:

  (i)  restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;

  (ii)  an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

  (iii)  a change in tax law or accounting standards required by generally accepted accounting principles.

Performance Goals may also be based upon individual Participant performance criteria, as determined by the Committee, in its sole discretion.

2009 Proxy Statement    I    A-A-i

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or affiliate, subsidiary, division, other operational unit, business segment or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation). To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

  (x)  designate additional business criteria on which the performance criteria may be based; or

  (y)  adjust, modify or amend the aforementioned business criteria.

B.    GAAP.    Except as otherwise provided herein, the measures used in Performance Goals shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q.

C.    Deviations from GAAP.    To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

A-A-ii    I    Maidenform Brands, Inc.

VOTE BY INTERNET

QUICK EASY IMMEDIATE

Maidenform Brands, Inc.

As a stockholder of Maidenform Brands, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 20, 2009, the day prior to the meeting day.

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:
Go to www.maidenformbrands.com

Have your proxy card available when you access the above website. Click on “Please click here to view the Online Proxy Voting information” and follow the instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Please mark your votes like this  ☒

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

1. Election of Directors		FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
NOMINEES:	(01) Karen Rose
	(02) Maurice S. Reznik	☐	☐
(03) Norman Axelrod
(04) Harold F. Compton
(05) Barbara Eisenberg
(06) David B. Kaplan
(07) Adam L. Stein

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

		FOR	AGAINST	ABSTAIN
2.	To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 2, 2010.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the amendment and restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan which, if approved, will be renamed the Maidenform Brands, Inc. 2009 Omnibus Incentive Plan.	☐	☐	☐

4.	In accordance with the discretion of the proxy holders, to act upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED.  IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR ALL OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date , 2009.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability Of Proxy Materials

For the Shareholder Meeting to Be Held On Thursday, May 21, 2009.

The following Proxy Materials are also available to you to review at: http://www.maidenformbrands.com

•                                          the Company’s Annual Report for the year ending January 3, 2009.

•                                          the Company’s 2009 Proxy Statement (including all attachments thereto).

•                                          any amendments to the foregoing materials that are required to be furnished to stockholders.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

MAIDENFORM BRANDS, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 21, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAIDENFORM BRANDS, INC.

The undersigned stockholder of Maidenform Brands, Inc. (the “Company”) revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 21, 2009 and the Proxy Statement, and appoints Maurice S. Reznik and Christopher W. Vieth, and each of them individually, the Proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 485F US Highway 1 South, Iselin, NJ 08830 (Tel #:732-621-2500), on Thursday, May 21, 2009 at 9:00 a.m. Eastern Daylight time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Matters to be Considered at Annual Meeting
Proposal One—Election of Directors
Corporate Governance
Ownership of Securities
Executive Compensation
Report of the Audit Committee of the Board of Directors
Proposal Two—Ratification of Independent Registered Public Accounting Firm
Proposal Three—Approval of the Amendment and Restatement of the Maidenform Brands, Inc. 2005 Stock Incentive Plan
Section 16(a) Beneficial Ownership Reporting Compliance
Certain Relationships and Related Party Transactions
Annual Report/Householding
Other Matters
  Annex A—Maidenform Brands, Inc. 2009 Omnibus Incentive Plan
Table of Contents
Article I Purpose
Article II Definitions
Article III Administration
Article IV Share Limitation
Article V Eligibility
Article VI Stock Options
Article VII Stock Appreciation Rights
Article VIII Restricted Stock
Article IX Performance Shares
Article X Other Stock–Based Awards
Article XI Performance–Based Cash Awards
Article XII Change in Control Provisions
Article XIII Termination or Amendment of Plan
Article XIV Unfunded Plan
Article XV General Provisions
Article XVI Effective Date of Plan
Article XVII Term of Plan
Article XVIII Name of Plan
Exhibit A Performance Goals